                                                                   EXHIBIT 10.14







                                  ODWALLA, INC.





                      STOCK AND WARRANT PURCHASE AGREEMENT







                                 JANUARY 7, 1999

                                TABLE OF CONTENTS


1.      Purchase and Sale of Stock and Warrant...............................................1

        1.1.   Sale and Issuance of Stock and Warrant........................................1

        1.2.   Closing.......................................................................1

        1.3.   Fees and Expenses.............................................................1

2.      Representations and Warranties of the Company........................................2

        2.1.   Organization; Good Standing; Qualification....................................2

        2.2.   Capitalization................................................................2

        2.3.   Subsidiaries..................................................................3

        2.4.   Authorization.................................................................3

        2.5.   Valid Issuance of the Stock...................................................3

        2.6.   Private Placement.............................................................4

        2.7.   Governmental  and Third-Party Consents........................................4

        2.8.   SEC Filings; Financial Statements.............................................4

        2.9.   No Changes....................................................................5

        2.10.  Compliance with Laws..........................................................5

        2.11.  Stockholders Consent..........................................................5

        2.12.  Compliance with Other Instruments; No Conflict................................5

        2.13.  Litigation....................................................................6

        2.14.  Tax Returns and Payments......................................................6

        2.15.  Financial Advisor.............................................................7

        2.16.  Rights of Registration........................................................7

        2.17.  Voting Rights.................................................................7

        2.18.  Labor Relations and Employee Matters..........................................7

        2.19.  No Other Agreements to Sell the Assets or Capital Stock of the Company........7

3.      Representations and Warranties of the Investor.......................................8

        3.1.   Authorization.................................................................8

        3.2.   Purchase Entirely for Own Account.............................................8

        3.3.   Reliance Upon the Investor's Representations..................................8

        3.4.   Receipt of Information........................................................8

        3.5.   Investment Experience.........................................................8

        3.6.   Restricted Stock..............................................................9

        3.7.   Legends.......................................................................9

4.      Conditions of the Investor's Obligations at Closing..................................9

        4.1.   Representations and Warranties; Performance of Obligations....................9

        4.2.   Compliance Certificate........................................................9

        4.3.   Opinion of Company's Counsel..................................................9

        4.4.   Qualifications...............................................................10

        4.5.   Investors' Rights Agreement..................................................10

        4.6.   Warrant......................................................................10

        4.7.   Certificate of Determination.................................................10

        4.8.   Proceedings and Documents....................................................10

        4.9.   Catterton Director...........................................................10

5.      Conditions of the Company's Obligations at Closing..................................10

        5.1.   Representations and Warranties; Performance of Obligations...................10

        5.2.   Qualifications...............................................................10

        5.3.   Termination..................................................................11

        5.4.   Effect of Termination........................................................11

6.      Miscellaneous.......................................................................11

        6.1.   Entire Agreement.............................................................11

        6.2.   Survival of Warranties.......................................................11

        6.3.   Successors and Assigns.......................................................11

        6.4.   Governing Law................................................................11

        6.5.   Counterparts.................................................................11

        6.6.   Titles and Subtitles.........................................................12

        6.7.   Notices......................................................................12

        6.8.   Finder's Fees................................................................12

        6.9.   California Corporate Stock Law...............................................13

        6.10.  Attorneys Fees...............................................................13

        6.11.  Amendments and Waivers.......................................................13

        6.12.  Confidentiality..............................................................13

        6.13.  Severability.................................................................13





                                       ii

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Exhibit A      Form of Certificate of Determination
Exhibit B      Form of Warrant Agreement
Exhibit C      Company Disclosure Schedule
Exhibit D      Form of Investors' Rights Agreement

                                  ODWALLA, INC.
                      STOCK AND WARRANT PURCHASE AGREEMENT

               THIS STOCK AND WARRANT PURCHASE AGREEMENT (this "Agreement") is made as of the 7th day of January, 1999, by and between Odwalla, Inc., a California corporation (the "Company"), and Catterton-Simon Partners III, L.P., a Delaware limited partnership, which is herein referred to as the "Investor."

               THE PARTIES HEREBY AGREE AS FOLLOWS:

1.      Purchase and Sale of Stock and Warrant.

        1.1. Sale and Issuance of Stock and Warrant. Subject to the terms and conditions of this Agreement, the Investor agrees to purchase at the Closing, and the Company agrees to sell and issue to the Investor at the Closing, (1) 1,000,000 shares of the Company's Series A Preferred Stock (the "Stock") with rights, privileges and preferences as stated in the Certificate of Determination attached hereto as Exhibit A (the "Certificate of Determination") at a price of $8.00 per share and (2) a warrant to purchase 75,000 shares of the Company's Common Stock (the "Warrant") in substantially the form attached hereto as Exhibit B.

        1.2. Closing. The closing of the purchase and sale of the Stock and the Warrant shall take place at the offices of Brobeck, Phleger & Harrison LLP, San Francisco, at 10:00 A.M. on January 27, 1999 or at such other time and place as the Company and the Investor mutually agree upon, orally or in writing (which time and place are designated as the "Closing").

               At the Closing, the Company shall deliver to the Investor (1) certificates representing the Stock that such Investor is purchasing and (2) the Warrant, against payment of the purchase price therefor by check or wire transfer.

        1.3. Fees and Expenses. If the transactions contemplated by this Agreement are consummated, the Company shall reimburse the Investor for any and all out-of-pocket expenses ("Transaction Expenses"), up to a maximum of One Hundred Seventy Five thousand dollars ($175,000), reasonably incurred by the Investor in connection with (i) the legal and financial due diligence review of the assets, financial condition, business, properties, results of operations and prospects of the Company conducted by the Investor, (ii) the negotiation and preparation of this Agreement, the Investors' Rights Agreement (as defined below), the Warrant and all Ancillary Agreements (as defined below), (iii) the consummation of the transactions contemplated hereby and thereby and (iv) preparation for any of the foregoing (including, without limitation, travel expenses, fees, charges and disbursements of counsel and any similar or related costs and expenses). The Company shall pay the Transaction Expenses at the Closing out of the proceeds of the sale of the Stock and Warrant hereunder, which payment shall be made by wire transfer of immediately available funds to an account or accounts designated by the Investor.

2. Representations and Warranties of the Company. Except as set forth in the Company Disclosure Schedule attached hereto as Exhibit C, the Company hereby represents and warrants to the Investor as follows:

        2.1. Organization; Good Standing; Qualification. The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of California, has all requisite corporate power and authority to own and operate its properties and assets, to lease the property or assets it operates as lessee and to carry on its business as described in the SEC Reports (defined below), to execute and deliver this Agreement, the Investors' Rights Agreement, the form of which is attached hereto as Exhibit D (the "Investors' Rights Agreement"), the Warrant and any other agreement to which the Company is a party the execution and delivery of which is contemplated hereby (the "Ancillary Agreements"), to issue and sell the Stock and the Warrant and issue the Common Stock upon conversion of the Stock or upon exercise of the Warrant, and to carry out the provisions of this Agreement, the Investors' Rights Agreement, the Warrant, the Certificate of Determination and any Ancillary Agreement. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary (except where the failure to be so qualified would not have or could not reasonably be expected to have a material adverse effect, or change in the condition (financial or otherwise), business, properties or results of operations of the Company as presently conducted or proposed to be conducted) (a "Material Adverse Effect").

        2.2. Capitalization. As of the date hereof, the authorized capital stock of the Company consists of 15,000,000 shares of Common Stock, of which 5,060,651 shares are issued and outstanding and 1,393,463 shares are reserved for issuance upon the exercise of outstanding options, and 5,000,000 shares of Preferred Stock, none of which are issued and outstanding. Immediately following the Closing (i) 5,060,651 shares of Common Stock will be issued and outstanding; and
(ii) 2,758,588 shares of Common Stock will be reserved for issuance upon (a) the exercise of outstanding options to purchase such shares, (b) the conversion of Stock, (c) the payment of dividends on stock, (d) the exercise of the Warrant and (e) the exercise of the warrant issued to Hambrecht & Quist, LLC in connection with the transactions contemplated by this Agreement. The outstanding shares of Common Stock have been duly authorized and validly issued in compliance with applicable federal and state securities laws, are fully paid and nonassessable, conform to the description thereof in the SEC Reports, and were not issued in violation of or subject to (i) any preemptive rights or other rights to subscribe for or to purchase securities or (ii) any liens, preferential rights, priorities, claims, options, charges or other encumbrances or restrictions, other than those created by the Certificate of Determination, the Investors' Rights Agreement and the Warrant. The Company has designated and reserved 1,265,319 shares of Series A Preferred all of which will be sold pursuant to this Agreement. In addition, except for options to purchase 1,393,463 shares of Common Stock granted under the Company's stock option plan, there are no outstanding securities convertible into or exchangeable for capital stock of the Company or any options, warrants, rights (including conversion or preemptive rights, rights of first refusal, "tag along" rights, rights of co-sale or any similar right with respect to the issuance of the Stock contemplated hereby), agreements or contracts for the purchase, subscription to or acquisition of any shares of its capital stock from the Company, or contracts, commitments, agreements, understandings or arrangements of any kind to which the Company or any such holder of capital stock is a party relating to the issuance of any capital stock of the Company, any such convertible or exchangeable securities or any such options, warrants or rights. The Company has reserved up to 1,648,475 shares of its Common Stock for purchase upon exercise of options granted to its employees, consultants and non-employee directors pursuant to the Company's Stock Option/Stock Issuance Plan.

        2.3. Subsidiaries. Except as set forth on Section 2.3 of the Company Disclosure Schedule, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.

        2.4. Authorization. The Company has the requisite corporate power and authority to enter into this Agreement, the Investors' Rights Agreement, the Warrant and any Ancillary Agreements and to perform its obligations hereunder. The execution and delivery of this Agreement, the Investors' Rights Agreement, the Warrant and any Ancillary Agreements and the consummation by the Company of the transactions contemplated hereby and thereby, including without limitation, the issuance of the Stock and the Common Stock issuable upon conversion of the Stock or upon exercise of the Warrant have been duly authorized by all necessary corporate action on the part of the Company, including shareholder action, necessary for the authorization, execution and delivery of this Agreement, the Investors' Rights Agreement, the Warrant and any Ancillary Agreement, the performance of all obligations of the Company hereunder and thereunder at the Closing and the authorization, issuance (or reservation for issuance), sale, and delivery of the Stock being sold hereunder and the Warrant and the Common Stock issuable upon conversion of the Stock or upon exercise of the Warrant has been taken or will be taken prior to the Closing. This Agreement, the Investors' Rights Agreement, the Warrant and any Ancillary Agreement constitute valid and legally binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium, and other laws of general application affecting enforcement of creditors' rights generally, and (ii) as limited by laws relating to the availability of specific performance, injunctive relief, or other equitable remedies.

        2.5. Valid Issuance of the Stock. The Stock that are being purchased by the Investor hereunder, when issued, sold and delivered in accordance with the terms of this Agreement for the consideration expressed herein, will be duly and validly issued, fully paid, and nonassessable, and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement, and under applicable state and federal securities laws. The Common Stock issuable upon conversion of the Series A Preferred Stock purchased under this Agreement or upon exercise of the Warrant has been duly and validly reserved for issuance and, upon issuance in accordance with the terms of the Certificate of Determination or the Warrant, as applicable, will be duly and validly issued, fully paid, and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under this Agreement, the Investors' Rights Agreement, the Warrant and under applicable state and federal securities laws.

        2.6. Private Placement. The offer, sale and issuance of the Stock and the Warrant, as contemplated by this Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act") and state securities "blue sky" laws, and neither the Company nor any authorized agent acting on its behalf will take any action hereafter that would cause the loss of such exemptions.

        2.7. Governmental and Third-Party Consents. No consent, approval, qualification, order or authorization of, or filing with, any local, state, or federal governmental authority or approval or consent of any third-party is required on the part of the Company in connection with the Company's execution, delivery, or performance of this Agreement, the offer, sale or issuance of the Stock or the Warrant by the Company or the issuance of Common Stock upon conversion of the Stock or upon exercise of the Warrant, except that any notices of sale required to be filed with the Securities and Exchange Commission under Regulation D of the Securities, or such post-closing filings as may be required under applicable state securities laws, which will be timely filed within the applicable periods therefor.

        2.8. SEC Filings; Financial Statements. The Company has timely filed with the Securities and Exchange Commission (the "SEC") and made available to the Investor or its representatives all forms, reports and documents required to be filed by the Company with the SEC since January 1, 1997 (collectively, the "SEC Reports"). The SEC Reports (i) at the time filed, complied with the applicable requirements of the Securities Act of 1933, as amended, (the "Securities Act"), and the rules thereunder, and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules thereunder, as the case may be, and (ii) did not at the time they were filed (or if amended or superseded by a filing prior to the date of this Agreement, then on the date of such filing) contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. To the Company's best knowledge, the SEC has not issued an order preventing or suspending the use of any SEC Report, nor instituted proceedings for that purpose. The Company meets the eligibility requirements set forth in
Section I.A. of the General Instructions for the Use of Form S-3 under the Securities Act.

             Each of the financial statements (including, in each case, any related notes and schedules) contained in the SEC Reports, including any such SEC Report filed after the date of this Agreement until the Closing, complied as to form with the applicable published rules and regulations of the SEC with respect thereto, was prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods involved (except as may be indicated in the notes to such financial statements or, in the case of unaudited statements, as permitted by Form 10-Q of the SEC) and fairly presented the financial position of the Company at the respective dates and the results of operations and cash flows of the Company for the periods indicated, and all adjustments necessary for a fair presentation of results for such periods have been made, except that the unaudited interim financial statements were or are subject to normal and recurring year-end adjustments which were not or are not expected to be material in amount.

        2.9. No Changes. Except as set forth on Section 2.9 of the Company Disclosure Schedule, since November 28, 1998:

              (a) there has not been any change in the business, properties and other assets, liabilities, financial condition or operating results of the Company, from that reflected in the Company's financial statements contained in the Company's Annual Report on form 10-K for the fiscal year ending August 29, 1998, except changes in the ordinary course of business that have not had a Material Adverse Effect on the Company;

              (b) there has not been any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results or business of the Company (as such business is presently conducted and as it is proposed to be conducted);

              (c) the Company has not entered into any material transaction not referred to in the SEC Reports; and

              (d) the Company has no liabilities or obligations (whether known or unknown, whether absolute, accrued, contingent or otherwise) except for liabilities reflected in the SEC Reports or incurred in the ordinary course of business consistent with past practices.

        2.10. Compliance with Laws. The Company now holds all licenses, certificates, permits, franchises, or other governmental authorization, registration, acceptance or approval from state, federal and other regulatory authorities which are necessary for the conduct of its business ("Governmental Authorizations"). The Company has complied with, is not in violation of and has not received any notices of violation or noncompliance and, to the best knowledge of the Company, has no reason to believe that any presently existing circumstances would result in any violation with respect to, any federal, state or local statute, law, ordinance, governmental rule or regulation or court decree to which the Company may be subject, including but not limited to statutes, laws, ordinances, governmental rules or regulations or court decrees relating to the protection of the environment or concerning the handling, storage, disposal or discharge of toxic materials (collectively, "Environmental Laws"), nor has the Company failed to obtain any Governmental Authorization necessary to the ownership, leasing or operation of its property or to the conduct of its business as it is presently being carried on and as described in the SEC Reports, except for such noncompliance, violations or failures to obtain such Governmental Authorization which would not have a Material Adverse Effect on the Company.

        2.11. Stockholders Consent. No consent or approval of the stockholders of the Company is required or necessary for the Company to enter into this Agreement or to consummate the transactions contemplated hereby and thereby.

        2.12. Compliance with Other Instruments; No Conflict. The Company is not in violation of any provision of its Articles of Incorporation or Bylaws or in default of the performance or observance of or breach under or with respect to any provision of any obligation, agreement, covenant or condition contained in any bond, debenture, note or other evidence of indebtedness or in any mortgage, indenture, deed of trust, lease of real or personal property, undertaking, agreement, instrument, contract, joint venture or other agreement or instrument to which it is a party or by which it or any of its property is bound ("Contractual Obligation") or, to the best of its knowledge, of any federal or state judgment, order, writ, decree, statute, rule or regulation applicable to the Company of any court, regulatory body or administrative agency or other governmental body ("Requirement of Law"), except for such violations, defaults or breaches that would not have a Material Adverse Effect on the Company. The Company has not received notice that any party to any such Contractual Obligation intends to cancel, amend or terminate any such agreement. The execution, delivery and performance by the Company of this Agreement, the Investors' Rights Agreement, the Warrant and any Ancillary Agreement, the filing of the Certificate of Determination, the consummation of the transactions contemplated hereby and thereby and the fulfillment of the terms hereof and thereof does not and will not (i) violate, conflict with or contravene the terms of the Articles of Incorporation or the Bylaws of the Company, or any amendment thereof; (ii) violate, conflict with or result in any material breach or contravention or constitute a default under (a) any Contractual Obligation or (B) any Requirement of Law or (iii) constitute, with or without the passage of time or giving of notice, an event that results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, impairment, forfeiture, or nonrenewal of any permit, license, authorization, or approval applicable to the Company, its business or operations, or any of its assets or properties.

        2.13. Litigation. Except as otherwise disclosed in the SEC Reports, and
Section 2.13 of the Company Disclosure Schedule, (i) there is no private or governmental action, suit, proceeding, claim, arbitration or investigation (collectively, "Actions") pending or, to the knowledge of the Company, threatened against the Company or any of its properties before any agency, court or tribunal, foreign or domestic, (A) affecting the transactions required to be performed under this Agreement or by the Investors' Rights Agreement, the Warrant or any Ancillary Agreement or (B) which, if determined adversely to the Company, would have a Material Adverse Effect on the Company, and (ii) the Company is not a party, subject to the provisions of, or in default with respect to, any order, writ, injunction, judgment or decree of any court or government agency or instrumentality, and there are no unsatisfied judgments against the Company.

        2.14. Tax Returns and Payments. The Company has timely filed all federal, state and foreign tax returns and reports as required by law. These returns and reports are true, complete and correct in all material respects. The Company has paid all federal, state, local, foreign income, alternative, add-on, gross receipts, franchise, payroll, F.I.C.A., unemployment, withholding, real property, personal property, admissions, gains, replacements, sales, excise, disability and other assessments for all taxable periods ended on or prior to the Closing, except where the failure to make such payment would not have a Material Adverse Effect on the Company. The Company has not been advised (a) that any of its returns, federal, state or other, have been or are being audited as of the date hereof or (b) of any deficiency in assessment or proposed judgment to its state or other taxes. The Company is not aware of any tax liability to be imposed upon its properties or assets as of the date of this Agreement that would have a Material Adverse Effect upon the Company. There are no matters under discussion with any governmental authorities with respect to taxes that in the reasonable judgment of the Company are likely to result in a material additional liability to the Company for taxes.

        2.15. Financial Advisor. The Company has engaged Hambrecht & Quist, LLC ("H&Q") to act as its financial advisor for this transaction pursuant to that certain Engagement Letter between the Company and H&Q dated May 15, 1998 and is obligated to pay H&Q for certain fees and expenses as disclosed on Section 2.15 of the Company Disclosure Schedule.

        2.16. Rights of Registration. Except as contemplated in the Investors' Rights Agreement, the Company has not granted or agreed to grant any registration rights, including piggyback rights, or other material rights to any person or entity, (i) the provision or performance of which would render the provision or performance (including, without limitation, the issuance of the Stock and the issuance of the Common Stock upon the conversion of the Stock or upon exercise of the Warrant) of the material rights to be granted to the Investor by the Company in this Agreement, the Investors' Rights Agreement, the Warrant or any Ancillary Agreements, impracticable or (ii) for or relating to the registration of any shares of capital stock of the Company that are currently outstanding.

        2.17. Voting Rights. Except as contemplated in the Investors' Rights Agreement, neither the Company, nor to the Company's knowledge, the stockholders of the Company, have entered into any agreements with respect to the voting of capital shares of the Company for the election of Directors of the Company or otherwise.

        2.18. Labor Relations and Employee Matters.

              (a) The Company is not engaged in any unfair labor practice. There is (i) no unfair labor practice complaint pending or, to the best knowledge of the Company, threatened against the Company before the National Labor Relations Board, and no grievance or arbitration proceeding arising out of or under collective bargaining agreements is so pending or, to the best knowledge of the Company, threatened against the Company, (ii) no strike, labor dispute, slowdown or stoppage pending or, to the best knowledge of the Company, threatened against the Company, and (iii) no union representation question existing with respect to the employees of the Company and, to the knowledge of the Company, no union organizing activities are taking place.

              (b) Except as disclosed in the SEC Reports, the Company is not a party to any employment agreement (other than "at will" employment relationships), collective bargaining agreement or covenant not to compete.

        2.19. No Other Agreements to Sell the Assets or Capital Stock of the Company. The Company does not have any legal obligation, absolute or contingent, other than the obligations of the Company under this Agreement, the Investors' Rights Agreement, the Warrant and the Ancillary Agreements, to any person or firm to (i) sell the assets other than in the ordinary course of business consistent with past practices, (ii) sell any capital stock of the Company (other than as set forth in Section 1.5) or effect any merger, consolidation or other reorganization of the Company or (iii) enter into any agreement with respect any of the foregoing.





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

3.      Representations and Warranties of the Investor.

             The Investor hereby represents and warrants that:

        3.1. Authorization. The Investor represents that it has full power and authority to execute and deliver this Agreement and to perform its respective obligations hereunder, and all necessary actions for the due authorization, execution, delivery, and performance of this Agreement by the Investor have been taken. The Investor further represents that this Agreement constitutes a valid and legally binding obligation of the Investor and that the Investor's authorization, execution, delivery and performance of this Agreement does not conflict with any agreement or arrangement to which such Investor is a party or to which such Investor is bound, and no consents or approvals by any governmental authority or third party are required for the execution, delivery or performance by such Investor of this Agreement.

        3.2. Purchase Entirely for Own Account. This Agreement is made with the Investor in reliance upon such Investor's representation to the Company, which by such Investor's execution of this Agreement such Investor hereby confirms, that the Stock and the Warrant to be purchased by such Investor and the Common Stock issuable upon conversion of the Stock or upon exercise of the Warrant will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, the Investor further represents that such Investor does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to any of the Stock or the Warrant to be purchased by such Investor and the common stock issuable upon conversion of the Stock or upon exercise of the Warrant. The Investor has not been formed for the specific purpose of acquiring the Stock or the Warrant.

        3.3. Reliance Upon the Investor's Representations. The Investor understands that the Stock and the Warrant are not, and any Common Stock acquired on conversion of the Stock or upon exercise of the Warrant at the time of issuance may not be, registered under the Securities Act.

        3.4. Receipt of Information. The Investor represents that it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of Stock and the Warrant and the business, properties, prospects and financial condition of the Company.

        3.5. Investment Experience. The Investor is an "accredited investor" as defined in Rule 501(a) under the Securities Act. The Investor is able to bear the economic risk of this investment, and has such knowledge and experience in financial and business matters that such Investor is capable of evaluating the merits and risks of the investment in the securities to be purchased hereunder. The Investor is purchasing the Stock and the Warrant pursuant to this Agreement for investment purposes for its own account and not with a view to, or for resale in connection with, any distribution thereof, within the meaning of
Section 2(11) of the Securities Act.

        3.6. Restricted Stock. The Investor understands that the Stock and the Warrant and any Common Stock issued upon conversion of the Stock or upon exercise of the Warrant are characterized as "restricted securities" under applicable U.S. federal and state securities laws. The Investor understands that the Stock and the Warrant and Common Stock issuable upon conversion of the Stock or upon exercise of the Warrant may not be sold except in compliance with the Securities Act and applicable state securities laws.

        3.7. Legends. The Investor understands that the Stock and the Warrant, and any securities issued in respect thereof or exchange therefor, may bear one or all of the following legends.

             A. "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. THESE SECURITIES MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED EXCEPT IN COMPLIANCE WITH THE FEDERAL AND STATE SECURITIES LAWS.

             B. Any legend required pursuant to the terms of the Investors' Rights Agreement of even date herewith between the Company and the Investor.

             C. Any legend required by the blue sky laws of any state to the extent such laws are applicable to the shares represented by the certificate so legended.

4.      Conditions of the Investor's Obligations at Closing.

             The obligations of the Investor to the Company under this Agreement are subject to the fulfillment, on or before the Closing, of each of the following conditions:

        4.1. Representations and Warranties; Performance of Obligations. The representations and warranties of the Company in Section 1 hereof shall be true and correct when made, and shall be true and correct on the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement; and the Company shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

        4.2. Compliance Certificate. The President of the Company shall deliver to the Investor at the Closing a certificate certifying that the conditions specified in Section 3.1 have been fulfilled and stating that there shall have been no material adverse change in the business, results of operations, or financial condition of the Company since the date of this Agreement.

        4.3. Opinion of Company's Counsel. The Investor shall have received from Brobeck, Phleger and Harrison LLP, counsel to the Company, an opinion addressed to the Investor, dated the Closing, in a form reasonably acceptable to the Investor.

        4.4. Qualifications. The offer and sale of the Stock and the Warrant to the Investor pursuant to this Agreement shall be exempt from registration or qualification under federal and state securities laws. Each approval, consent, order, authorization, designation, permit, declaration or filing by or with any third-party or any regulatory, administrative or other governmental body necessary in connection with (i) the execution and delivery by the Company to this Agreement, the Investors' Rights Agreement, the Warrant and any Ancillary Agreements, (ii) the consummation of the transactions contemplated hereby and thereby and (iii) the lawful issuance and sale of the Stock and the Warrant shall have been duly obtained or made and be in full force and effect on and as of the Closing.

        4.5. Investors' Rights Agreement. The Company and the Investor have executed and delivered the Investors' Rights Agreement, substantially in the form of Exhibit D attached hereto.

        4.6. Warrant. The Company has executed and delivered the Warrant.

        4.7. Certificate of Determination. The Company shall have filed the Certificate of Determination with the Secretary of State of California on or prior to Closing.

        4.8. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor, which shall have received all such counterpart original and certified or other copies of such documents as it may reasonably request.

        4.9. Catterton Director. The Board of Directors of the Company shall (i) increase the authorized number of directors from five to six and (ii) fill the new vacancy on the Board of Directors with a director designated by the Investor as provided in the Investors' Rights Agreement.

5.      Conditions of the Company's Obligations at Closing.

             The obligations of the Company to the Investor under this Agreement are subject to the fulfillment on or before the Closing of each of the following conditions by the Investor:

        5.1. Representations and Warranties; Performance of Obligations. The representations and warranties of the Investor in Section 3 hereof shall be true and correct when made, and shall be true and correct on the Closing with the same force and effect as if they had been made on and as of such date, subject to changes contemplated by this Agreement; and the Investor shall have performed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing.

        5.2. Qualifications. The offer and sale of the Stock and the Warrant to the Investor pursuant to this Agreement shall be exempt from registration or qualification under federal and state securities laws. Each approval, consent, order, authorization, designation, permit, declaration or filing by or with any third-party or any regulatory, administrative or other governmental body necessary in connection with (i) the execution and delivery by the Company to this Agreement, the Investors' Rights Agreement, the Warrant and any Ancillary Agreements, (ii) the consummation of the transactions contemplated hereby and thereby and (iii) the lawful issuance and sale of the Stock and the Warrant shall have been duly obtained or made and be in full force and effect on and as of the Closing.

        5.3. Termination. This Agreement may be terminated and the transactions contemplated herein may be abandoned at any time prior to the Closing:

             (a) by mutual written consent of the Investor and the Company; or

             (b) by either the Investor or the Company if the Closing has not occurred (other than through the failure of any party seeking to terminate this Agreement to comply fully with its obligations under this Agreement) on or before February 10, 1999.

        5.4. Effect of Termination. In the event of the termination of this Agreement as provided above, this Agreement shall forthwith become void and there shall be no liability on the part of any party hereto; provided further, that this Section 4.4 is not intended to limit any cause of action that any party may have for any breach of this Agreement that results in a termination of this Agreement.

6.      Miscellaneous.

        6.1. Entire Agreement. This Agreement and the documents referred to herein constitute the entire agreement among the parties and no party shall be liable or bound to any other party in any manner by any warranties, representations, covenants, agreements or understandings, whether written or oral, except as specifically set forth herein or therein.

        6.2. Survival of Warranties. The representations, warranties and covenants of the Company contained in or made pursuant to this Agreement shall expire one (1) year after the Closing.

        6.3. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

        6.4. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

        6.5. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        6.6. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

        6.7. Notices. Every notice or other communication required or contemplated by this Agreement by either party shall be delivered either by (i) personal delivery, (ii) postage prepaid return receipt requested registered or certified mail or the equivalent of registered or certified mail under the laws of the country where mailed, (iii) nationally recognized overnight courier, such as Federal Express or UPS, or (iv) facsimile with a confirmation copy sent simultaneously by postage prepaid, return receipt requested, registered or certified mail, in each case addressed to the Company or the Investor as the case may be at the following address or at such other address as the intended recipient previously shall have designated by written notice to the other party :

        To the Company:      Odwalla, Inc.
                             120 Stone Pine Road
                             Half Moon Bay, CA 94019
                             Attn:  Chief Financial Officer
                             Facsimile:  (650) 712-5967


        With a copy to:      Brobeck, Phleger & Harrison LLP
                             Spear Street Tower, One Market
                             San Francisco, CA 94105
                             Attn:  Scott D. Lester, Esq.
                             Facsimile: (415) 442-1010


        To the Investor:     Catterton Simon Partners
                             Greenwich  Office Park
                             Greenwich, CT 06830
                             Attn:  Craig Sakin
                             Facsimile:  (203) 629-4903

        With a copy to:      Latham & Watkins
                             1001 Pennsylvania Avenue, N.W.
                             Washington, D.C.
                             Attn.:  Eric A. Stern, Esq.
                             Facsimile:  (202) 637-2201

        6.8. Finder's Fees. Except as otherwise provided herein, each party represents that it neither is nor will be obligated for any finders' fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finders' fee (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

        6.9. California Corporate Stock Law.

             THE SALE OF THE SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAS NOT BEEN QUALIFIED WITH THE COMMISSIONER OF CORPORATIONS OF THE STATE OF CALIFORNIA, AND THE ISSUANCE OF SUCH SECURITIES OR THE PAYMENT OR RECEIPT OF ANY PART OF THE CONSIDERATION THEREFOR PRIOR TO SUCH QUALIFICATION IS UNLAWFUL, UNLESS THE SALE OF SECURITIES IS EXEMPT FROM THE QUALIFICATION BY SECTION 25100, 25102, OR 25105 OF THE CALIFORNIA CORPORATIONS CODE. THE RIGHTS OF ALL PARTIES TO THIS AGREEMENT ARE EXPRESSLY CONDITIONED UPON SUCH QUALIFICATION BEING OBTAINED, UNLESS THE SALE IS SO EXEMPT.

        6.10. Attorneys Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney's fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        6.11. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. Any amendment or waiver effected in accordance with this section shall be binding upon each holder of any securities purchased under this Agreement at the time outstanding (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

        6.12. Confidentiality. Each party hereto agrees that, except with the prior written permission of the other party, and except as required by law, it shall at all times keep confidential and not divulge, furnish or make accessible to anyone any confidential information, knowledge or data concerning or relating to the business or financial affairs of the other parties to which such party has been or shall become privy by reason of this Agreement, discussions or negotiations relating to this Agreement, the performance of its obligations hereunder or the ownership of Stock purchased hereunder. The provisions of this
Section 6.12 shall be in addition to, and not in substitution for, the provisions of any separate nondisclosure agreement executed by the parties hereto with respect to the transactions contemplated hereby.

        6.13. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

ODWALLA, INC.



By:  /s/ D. STEPHEN C. WILLIAMSON
    -------------------------------
Name: D. Stephen C. Williamson
Title:  Chairman and CEO



INVESTOR:

CATTERTON-SIMON PARTNERS III, L.P.


By:     Catterton-Simon Managing Partner III, L.L.C.,
        its General Partner



By:  /s/ CRAIG H. SAKIN
    -------------------------------
        Craig H. Sakin
        Authorized Person

                                    EXHIBIT A

                      FORM OF CERTIFICATE OF DETERMINATION

                   CERTIFICATE OF DETERMINATION OF PREFERENCE
                     AND RIGHTS OF SERIES A PREFERRED STOCK
                                OF ODWALLA, INC.,
                            a California corporation


               The undersigned, D. Stephen C. Williamson and Katherin Barr Hogen, hereby certify that:

               They are the duly elected and acting President and Secretary of ODWALLA, INC., a California corporation (the "Corporation").

               Pursuant to authority given by the Corporation's Articles of Incorporation, the Board of Directors of the Corporation has duly adopted the following recitals and resolutions:

               WHEREAS, the Board of Directors of the Corporation is authorized by the Articles of Incorporation to provide for the issuance of the shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of California, to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations or restrictions thereof;

               NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby establish a series of Preferred Stock as follows:

        1.     Certain Definitions.

               Unless the context otherwise requires, the terms defined in this
Section 1 shall have, for all purposes of this resolution, the meanings herein specified (with terms defined in the singular having comparable meanings when used in the plural).

               "Annual Per Share Cash Dividend Amount" shall mean an amount per share of Series A Preferred Stock (adjusted for stock splits, subdivisions, combinations or other similar transactions) equal to eight percent (8%) of the Original Series A Issue Price.

               "Annual Per Share PIK Dividend Amount" shall mean a fraction of one share of Series A Preferred Stock equal to eight percent (8%) per annum of one share of the Series A Preferred Stock.

               "Business Day" shall mean a day other than a Saturday, a Sunday or any other day on which banking institutions in San Francisco, California are authorized or obligated by law to close.

               "Original Series A Issue Price" shall mean an amount per share of the Series A Preferred Stock equal to $8.00.

               "PIK Dividends" shall mean the "paid-in-kind" dividends as set forth in subparagraph 4(a) below.

               "PIK Dividend Payment Date" shall mean June 30 and December 31, of each year during the PIK Dividend Payment Period.

               "PIK Dividend Payment Period" shall mean the period from, and including, the date hereof to and including the third anniversary date of the date hereof.

               "PIK Dividend Period" shall mean the period from, and including, the date hereof, to, but not including, the first PIK Dividend Payment Date and, thereafter, each semi-annual period, including any PIK Dividend Payment Date to, but not including, the next PIK Dividend Payment Date.

               "PIK Record Date" shall mean the date that is ten (10) Business Days prior to any PIK Dividend Payment Date.

               "Subordinate Stock" shall mean the Common Stock and any class or series of capital stock of the Corporation, however designated, which is not entitled to receive (i) any dividends unless all dividends required to have been paid or declared and set apart for payment on the Series A Preferred Stock pursuant to Section 4 shall have been so paid or declared and set apart for payment and (ii) any assets upon liquidation, dissolution or winding up of the affairs of the Corporation until the Series A Preferred Stock shall have received the entire amount to which such stock is entitled upon such liquidation, dissolution or winding up.

        2. Designation. A series of Preferred Stock, designated Series A Preferred Stock, is hereby provided for, which series shall have the rights, privileges and preferences set forth below.

        3. Authorized Number. The number of shares constituting the Series A Preferred Stock shall be One Million Two Hundred Sixty Five Thousand Three Hundred Nineteen (1,265,319) shares.

        4.     Dividend Provisions.

               (a) The record holders of Series A Preferred Stock on each PIK Record Date shall receive on each PIK Dividend Payment Date during the PIK Dividend Payment Period per share dividends in additional fully paid and nonassessable shares of Series A Preferred Stock legally available for such purpose (such dividends being herein called "PIK Dividends"). PIK Dividends shall be paid by delivering to the record holders of Series A Preferred Stock a number of shares of Series A Preferred Stock equal to (i) the number of shares of Series A Preferred Stock held by such holder on the applicable PIK Record Date, multiplied by (ii) fifty percent (50%) of the Annual Per Share PIK Dividend Amount. Except as set forth in paragraph 4(b) below, the Corporation shall not issue fractional shares of Series A Preferred Stock to which holders may become entitled pursuant to this subparagraph, but in lieu thereof, the Corporation shall at the option of the holder either (i) deliver its check in an amount equal to the applicable fraction of one (1) share of Series A Preferred Stock multiplied by the Original Series A Issue Price (adjusted for stock splits, subdivisions, combinations or other similar transactions) (the "PIK Cash Dividend Payment") or (ii) defer delivery of the fractional PIK Cash Dividend Payment to the holder and apply such amount to PIK Dividends issued to such holder on the subsequent PIK Dividend Payment Date. Any additional shares of Series A Preferred Stock issued pursuant to this paragraph shall be governed by this resolution and shall be subject in all respects, except as to the date of issuance and date from which PIK Dividends accrue and cumulate as set forth below, to the same terms as the shares of Series A Preferred Stock originally issued hereunder.

               (b) Prior to each PIK Record Date immediately preceding each PIK Dividend Payment Date, the Board of Directors of the Corporation shall declare PIK Dividends on the Series A Preferred Stock in accordance with subparagraph 4(a) above, payable on the next PIK Dividend Payment Date. PIK Dividends (which shall include, for purposes of this subparagraph, any PIK Cash Dividend

Payment due pursuant to subparagraph 4(a)) on shares of Series A Preferred Stock shall accrue and be cumulative from the date of issuance of such shares. PIK Dividends shall be payable in arrears during the PIK Dividend Payment Period on each PIK Dividend Payment Date, commencing on the first PIK Dividend Payment Date subsequent to the Initial Issue Date, and for shares issued as PIK Dividends, commencing on the first PIK Dividend Payment Date after such shares are issued. If any PIK Dividend Payment Date occurs on a day that is not a business day, any accrued PIK Dividends otherwise payable on such PIK Dividend Payment Date shall be paid on the next succeeding Business Day. PIK Dividends shall be paid to the holders of record of the Series A Preferred Stock on each PIK Dividend Payment Date as their names shall appear on the share register of the Corporation on the PIK Record Date immediately preceding such PIK Dividend Payment Date. If a PIK Cash Dividend Payment on account of PIK Dividends that would otherwise be issued as fractional shares may not legally be paid in the full amount to which shares of Series A Preferred Stock are entitled with respect to any PIK Dividend Period, dividends in the full preferential amount hereby provided shall be, to the extent legally and contractually permissible, declared and paid as PIK Dividends in the form of shares of Series A Preferred Stock (including fractional shares thereof). PIK Dividends on account of arrears for any past PIK Dividend Periods may be declared and paid at any time to holders of record on the PIK Record Date therefor.

               (c) Notwithstanding anything contained herein to the contrary, at the option of and upon the approval of the board of directors, the board of directors may declare that on any PIK Dividend Payment Date during the PIK Dividend Payment Period, the record holders of Series A Preferred Stock on the PIK Record Date shall receive per share dividends in cash (such dividends being hereinafter called "Preferred Cash Dividends") in lieu of the PIK Dividends. Preferred Cash Dividends shall be paid by delivering to the record holders of Series A Preferred Stock a cash dividend equal to (i) the number of shares of Series A Preferred Stock held by such holder on the applicable PIK Record Date, multiplied by (ii) fifty percent (50%) of the Annual Per Share Cash Dividend Amount.

               (d) In addition to the PIK Dividends, the PIK Cash Dividend Payments referred to in subparagraph 4(a) hereof and the Preferred Cash Dividends, before the Corporation pays dividends ("Common Dividends"), when and if declared by the Board of Directors of the Corporation, on its Common Stock, in cash or in kind, the holders of record on the record date of outstanding Series A Preferred Stock shall be entitled to receive dividends ("Equivalent Dividends") in such an amount as they would be entitled to receive as a result of such declaration if, as of the record date, their shares of Series A Preferred Stock had been converted into shares of Common Stock pursuant to
Section 6 hereof. No Common Dividend shall be paid or set aside for payment to the holders of Common Stock until and unless all PIK Dividends, PIK Cash Dividend Payments, Preferred Cash Dividends and Equivalent Dividends then payable to the holders of the Series A Preferred Stock shall have been paid, or declared and set aside for payment, in full.

               (e) So long as any shares of Series A Preferred Stock shall be outstanding, the Corporation shall not declare, pay or set apart for payment on any Subordinate Stock any dividends or distributions whatsoever, whether in cash, property or otherwise, nor shall any Subordinate Stock be purchased, redeemed or otherwise acquired by the Corporation, nor shall any monies be paid or made available for a sinking fund for the purchase or redemption of any Subordinate Stock, without the prior written consent of the holders of a majority of the outstanding shares of Series A Preferred Stock and unless all PIK Dividends, PIK Cash Dividend Payments, Preferred Cash Dividends and Equivalent Dividends to which the holders of Series A Preferred Stock shall have been entitled pursuant to Section 4(d) shall have been (i) paid or (ii) declared and a sum of money, in the case of dividends payable in cash, sufficient for the payment thereof has been set apart.

               (f) In the event that PIK Dividends, PIK Cash Dividend Payments, Preferred Cash Dividends and Equivalent Dividends are not paid or made available to the holders of all outstanding shares of Series A Preferred Stock and funds available for payment of dividends shall be insufficient to permit payment in full to holders of all such stock of the full preferential amounts to which they are then entitled, then the entire amount available for payment of PIK Dividends, PIK Cash Dividend Payments, Preferred Cash Dividends and Equivalent Dividends shall be distributed ratably among all such holders of Series A Preferred Stock in proportion to the full amount to which they would otherwise be respectively entitled.

               (g) Notwithstanding anything contained herein to the contrary, no dividends on shares of Series A Preferred Stock shall be declared by the Board of Directors of the Corporation or paid or set apart for payment by the Corporation at such time if such declaration or payment shall be restricted or prohibited by law.

        5.     Liquidation Preference.

               (a) In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, subject to the rights of series of Preferred Stock which may from time to time come into existence, the holders of the Series A Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets of the Corporation to the holders of Common Stock or Subordinate Stock by reason of their ownership thereof, the greater of: (i) the Original Series A Issue Price for each outstanding share of Series A Preferred Stock; and (ii) such amount per share of Series A Preferred Stock as would have been payable had each such share been converted into Common Stock immediately prior to such liquidation, dissolution or winding up. Immediately preceding such liquidation, dissolution or other winding up, adjustment shall be made for accrued but unpaid dividends payable on the Series A Preferred Stock (including without limitation PIK Dividends). If, upon occurrence of such event, the assets and funds thus distributed among holders of the Series A Preferred Stock shall be insufficient to permit payment to such holders of the full aforesaid preferential amount, then, subject to the rights of series of Preferred Stock that may from time to time come into existence, the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of Series A Preferred Stock in proportion to the amount of such stock owned by each holder.

               (b) Upon the completion of the distribution required by subsection (a) of this Section 5 and any other distribution which may be required with respect to series of Preferred Stock which may from time to time come into existence, if assets remain in the Corporation, the holders of the Common Stock of the Corporation shall receive all of the remaining assets of the Corporation.

               (c) For purposes of this Section 5, a liquidation, dissolution or winding up of the Corporation shall be deemed to be occasioned by, or to include, (i) the acquisition of the Corporation by another entity by means of any transaction or series of related transactions (including, without limitation, any reorganization, merger or consolidation, but excluding any merger effected exclusively for the purpose of changing the domicile of the Corporation), or (ii) a sale of all or substantially all of the assets of the Corporation, unless, in either case, the Corporation's stockholders of record as constituted immediately prior to such acquisition or sale will, immediately after such acquisition or sale (by virtue of securities issued as consideration for the Corporation's acquisition or sale or otherwise) hold greater than 50% of the voting power of the surviving or acquiring entity in approximately the same relative percentages after such acquisition or sale as before such acquisition or sale (an "Acquisition Transaction"). Notwithstanding the above, in the event of an Acquisition Transaction, each holder of shares of Series A Preferred Stock shall receive the greater of (1) an amount per share equal to 150% of the Conversion Price for each outstanding share of Series A Preferred Stock; or (2) such amount per share of Series A Preferred Stock as would have been payable had each such share been converted into Common Stock immediately prior to such Acquisition Transaction.

               (d) In any of the events specified in (c) above, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value. Any securities shall be valued as follows:

                   (i) If traded on a securities exchange or the Nasdaq National Market System, the value shall be deemed to be the average of the closing prices of the securities on such exchange over the thirty-day period ending three (3) days prior to the closing;

                   (ii) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty-day period ending three (3) days prior to the closing; and

                   (iii) If there is no active public market, the value shall be the fair market value thereof, as determined in good faith by the Board of Directors of the Corporation.

        6. Conversion. The holders of the Series A Preferred Stock shall have conversion rights as follows:

               (a) Optional Conversion. Each share of Series A Preferred Stock shall be convertible, at the option of the holder thereof, at any time after a date that is 180 days from the date hereof, at the office of the Corporation or any transfer agent for the Series A Preferred Stock, into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Conversion Price at the time in effect for such share of Series A Preferred Stock. The initial Conversion Price per share of shares of Series A Preferred Stock shall be the Original Series A Issue Price; provided, however, that the Conversion Price of the Series A Preferred Stock shall be subject to adjustment as set forth in subsection 6(d).

               (b) Automatic Conversion. Each share of Series A Preferred Stock shall automatically be converted into such number of fully paid and nonassessable shares of Common Stock as is determined by dividing the Original Series A Issue Price by the Conversion Price at the time in effect upon the earlier of (i) any Acquisition Transaction either (1) for a consideration paid in cash in an amount per share equal to or greater than 150% of the Conversion Price or (2) for a consideration paid in stock of a company that is listed on the Nasdaq National Market or any other major United States securities exchange in an amount per share equal to or greater than 150% of the Conversion Price (subject to the adjustments set forth in Section 6(d) hereof) (a "Qualifying Sale"), (ii) on the day after which the Corporation's Common Stock has a Value equal to or in excess of 150% of the Conversion Price (the "Base Price"), or
(iii) the third anniversary date of the date hereof. "Value" with respect to each share of Common Stock shall mean the volume weighted average of the Daily Prices per share for a period of twenty (20) consecutive trading days. "Daily Price" shall mean the last reported sales price on such day as reported by the Nasdaq National Market System or other national securities exchange on which the Corporation's Common Stock is traded.

               (c) Mechanics of Conversion.

                   (i) Mechanics of Optional Conversion. Before any holder of Series A Preferred Stock shall be entitled to convert the same into shares of Common Stock pursuant to Section 6(a) hereof, such holder shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall give written notice by mail, postage prepaid, to the Corporation at its principal corporate office, of the election to convert the same and shall state therein the name or names in which the certificate or certificates for shares of Common Stock are to be issued. The date on which the holder satisfies the foregoing requirements shall be the "Conversion Date." The Corporation shall, as soon as practicable thereafter (but in no event later than five (5) Business Days of the Conversion Date), issue and deliver at to such holder of Series A Preferred Stock, or to the nominee or nominees of such holder, (1) a certificate or certificates for the number of shares of Common Stock to which such holder shall be entitled; (2) a check for the amount payable in respect of any fractional share and (3) a new certificate representing the unconverted portion, if any, of the shares of Series A Preferred Stock represented by the certificate or certificates surrendered for conversion.

                   (ii) Mechanics of Automatic Conversion. Promptly following the automatic conversion of the shares of Series A Preferred Stock pursuant to
Section 6(b) hereof, the Corporation shall provide to all holders of record of shares of Series A Preferred Stock a written notice of the actual date of such conversion. Each holder of shares of Series A Preferred Stock shall surrender the certificate or certificates therefor, duly endorsed, at the office of the Corporation or of any transfer agent for the Series A Preferred Stock, and shall thereafter receive certificates for the number of shares of Common Stock or other securities to which such holder is entitled. If so required by the Corporation, certificates surrendered for conversion shall be endorsed or accompanied by written instrument or instruments of transfer, in form satisfactory to the duly executed by the registered holder or the holder's attorney duly authorized in writing. All certificates evidencing shares of Series A Preferred Stock which are converted in accordance with the provisions hereof shall, from and after the date of conversion, be deemed to have been retired and cancelled and the shares of Series A Preferred Stock represented thereby converted into Common Stock for all purposes, notwithstanding the failure of the holder or holders thereof to surrender such certificates. As soon as practicable after the date of such automatic conversion and the surrender of the certificate or certificates for Series A Preferred Stock as aforesaid (but in no event later than five (5) Business Days after such date), the Corporation shall cause to be issued and delivered to such holder, or such holder's written order, a certificate or certificates for the number of full shares of Common Stock or other securities issuable on such conversion in accordance with the provisions hereof.

                   (iii) Certain Matters With Respect to Conversion. Any conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series A Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock as of such date. The person in whose name the Common Stock certificate is registered shall be treated as the stockholder of record on and after the Conversion Date. Adjustment (or cash payment, if applicable) shall be made for accrued and unpaid dividends, as of the date of conversion, on converted shares of Series A Preferred Stock. The Corporation will not issue a fractional share of Common Stock upon conversion of Series A Preferred Stock. Instead the Corporation will deliver its check in an amount equal to the applicable fraction multiplied by the fair market value of the Common Stock (subject to adjustment for stock splits, subdivisions, combinations or other similar transactions). The Corporation shall pay any documentary, stamp or similar issue or transfer tax due on the issue of shares of Common Stock upon the conversion.

               (d) Conversion Price Adjustments of Series A Preferred Stock. The Conversion Price of the Series A Preferred Stock shall be subject to adjustment from time to time as follows:

                   (i) Stock Dividends and Subdivisions. In the event the Corporation should, at any time or from time to time after the date upon which any shares of Series A Preferred Stock were first issued (the "Original Issue Date"), fix a record date for the effectuation of a split or subdivision of the outstanding shares of Common Stock or the determination of holders of Common Stock entitled to receive a dividend or other distribution payable in additional shares of Common Stock or other securities or rights convertible into, or entitling the holder thereof to receive, directly or indirectly, additional shares of Common Stock (hereinafter referred to as "Common Stock Equivalents") without payment of any consideration by such holder for the additional shares of Common Stock or the Common Stock Equivalents (including the additional shares of Common Stock issuable upon conversion or exercise thereof), then, as of such record date (or the date of such dividend distribution, split or subdivision if no record date is fixed), then an appropriate and proportionate adjustment shall be made to the Conversion Price and the number of shares into which each share of Series A Preferred Stock is convertible so that immediately after the occurrence of such event the holders of Series A Preferred Stock shall be entitled to receive the same percentage of the issued and outstanding Common Stock upon conversion of the Series A Preferred Stock as such holders would have received if converted immediately prior to such dividend, distribution, subdivision, combination or reclassification. The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date of a subdivision or reclassification. Such adjustment shall be made successively whenever any event listed above shall occur.

                   (ii) Upon Combinations. If the number of shares of Common Stock outstanding at any time after the Original Issue Date is decreased by a combination of the outstanding shares of Common Stock, then, following the record date of such combination, then an appropriate and proportionate adjustment shall be made to the Conversion Price and the number of shares into which each share of Series A Preferred Stock is convertible so that immediately after the occurrence of such event the holders of Series A Preferred Stock shall be entitled to receive the same percentage of the issued and outstanding Common Stock upon conversion of the Series A Preferred Stock as such holders would have received if converted immediately prior to such combination.

               (e) Other Distributions. In the event the Corporation shall declare a distribution payable in securities of other persons, evidences of indebtedness issued by the Corporation or other persons, assets (excluding cash dividends) or options or rights not referred to in subsection 5(d)(i), then, in each such case for the purpose of this subsection 6(e), the holders of the Series A Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Corporation into which their shares of Series A Preferred Stock are convertible as of the record date fixed for the determination of the holders of Common Stock of the Corporation entitled to receive such distribution.

               (f) No Impairment. The Corporation will not, without the consent of the holders of the outstanding Series A Preferred Stock as required under
Section 8, by amendment of its Articles of Incorporation or through any reorganization, recapitalization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation, but will at all times in good faith assist in the carrying out of all the provisions of this Section 5 and in the taking of all such action as may be necessary or appropriate in order to protect the conversion rights of the holders of Series A Preferred Stock against impairment.

               (g) Recapitalizations. If at any time or from time to time there shall be a recapitalization of the Common Stock (other than a subdivision or combination provided for elsewhere in this Section 6) provision shall be made so that the holders of the Series A Preferred Stock shall thereafter be entitled to receive upon conversion of the Series A Preferred Stock the number of shares of stock or other securities or property of the Company or otherwise, to which a holder of Common Stock deliverable upon conversion would have been entitled on such recapitalization. In any such case, appropriate adjustment shall be made in the application of the provisions of this Section 6 with respect to the rights of the holders of the Series A Preferred Stock after the recapitalization to the end that the provisions of this Section 6 (including adjustment of the Conversion Price then in effect and the number of shares purchasable upon conversion of the Series A Preferred Stock) shall be applicable after that event as nearly equivalent as may be practicable.

               (h) No Fractional Shares and Certificate as to Adjustments.

                   (i) No fractional shares shall be issued upon conversion of the Series A Preferred Stock. No adjustment in the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible need be made unless the adjustment would require an increase or decrease of at least one-half of one percent (0.5%) in the number of shares of Common Stock into which each share of Series A Preferred Stock is convertible. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 6 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

                   (ii) Upon the occurrence of each adjustment or readjustment of the Conversion Price of Series A Preferred Stock pursuant to this Section 6, the Corporation, at its expense, shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Series A Preferred Stock a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series A Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (A) such adjustment and readjustment, (B) the Conversion Price at the time in effect, and (C) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of a share of Series A Preferred Stock.

               (i) Notices of Record Date. In the event of any taking by the Corporation of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a cash dividend) or other distribution, any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, the Corporation shall mail to each holder of Series A Preferred Stock, at least thirty (30) days prior to the date specified therein, a notice specifying the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right.

               If: (i) the Corporation takes any action that would require an adjustment pursuant to this Section 6; (ii) the Corporation consolidates or merges with, or transfers all or substantially all of its assets to, another corporation, and stockholders of the Corporation must approve the transaction; or (iii) there is a dissolution or liquidation of the Corporation; a holder of Series A Preferred Stock may want to convert such stock into shares of Common Stock prior to the record date for or the effective date of the transaction so that it may receive the rights, warrants, securities or assets which a holder of shares of Common Stock on that date may receive. Therefore, the Corporation shall mail to such holders, first class, postage prepaid, a notice stating the proposed record or effective date, as the case may be. The Corporation shall mail the notice at least thirty (30) days before such date

               (j) Reservation of Stock Issuable upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Preferred Stock, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all outstanding shares of the Series A Preferred Stock; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Preferred Stock, in addition to such other remedies as shall be available to the holder of such Preferred Stock, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purposes.

               (k) Notices. Any notice required by the provisions of this
Section 6 to be given to the holders of shares of Series A Preferred Stock shall be deemed given if deposited in the United States mail, postage prepaid, and addressed to each holder of record at his address appearing on the books of the Corporation.

        7.     Voting Rights.

               (a) The holder of each share of Series A Preferred Stock shall be entitled to the number of votes equal to the number of shares of Common Stock into which each share of Series A Preferred Stock could be converted on the record date for the vote or consent of shareholders and, except as otherwise required by law, shall have voting rights and powers equal to the voting rights and powers of the Common Stock. The holder of each share of Series A Preferred Stock shall be entitled to notice of any shareholders' meeting in accordance with the bylaws of the Corporation and shall vote with holders of the Common Stock upon the election of directors and upon any other matter submitted to a vote of shareholders, except those matters required by law to be submitted to a class vote. Fractional votes shall not, however, be permitted and any fractional voting rights resulting from the above formula shall be rounded to the nearest whole number (with one-half rounded upward to one).

               (b) The holders of Series A Preferred Stock, voting as a single class, shall have the right to designate one (1) member of the Board of Directors of the Corporation. The member of the Board of Directors designated by the holders of the Series A Preferred Stock shall receive appropriate notice of and be entitled to attend all meetings of the Audit Committee and the Compensation Committee of the Board of Directors of the Corporation.

        8. Protective Provisions. So long as any shares of Series A Preferred Stock shall be outstanding, the Corporation shall not without first obtaining the approval (by vote or written consent, as provided by applicable law) of a majority of the voting power of the then outstanding shares of Series A Preferred Stock:

                   (i) amend the Corporation's Articles of Incorporation or bylaws to change the authorized number of shares of Series A Preferred Stock or in a manner adverse to the rights of the holders of Series A Preferred Stock;

                   (ii) alter or change the rights, preferences or privileges of the Series A Preferred Stock so as to affect adversely the shares of Series A Preferred Stock

                   (iii) create any new class of shares having preferences over or being on parity with the Series A Preferred Stock;

                   (iv) declare or pay any dividends on or declare or make any other distribution, directly or indirectly, through subsidiaries or otherwise, on account of any Subordinate Stock or the setting apart of any sum for any such purpose except as set forth herein; or

                   (v) enter into any agreement to do any of the foregoing.

        9. Status of Converted Stock. In the event any shares of Series A Preferred Stock shall be converted pursuant to Section 6, the shares so converted shall be retired and shall resume the status of authorized and unissued shares of Preferred Stock.

        10. The authorized number of shares of Preferred Stock of the Corporation is 5,000,000 shares, and the number of shares constituting Series A Preferred Stock, none of which has been issued, is 1,265,319 shares. The foregoing recitals and resolutions have not been modified, altered or amended and are presently in full force and effect.

               The undersigned declares under penalty of perjury under the laws of the State of California that the matters set forth in this certificate are true and correct of his own knowledge.

Executed at San Francisco, California, on January 7, 1999.





-------------------------------------
D. Stephen C. Williamson, President


-------------------------------------
Katherin Barr Hogen, Secretary

                                    EXHIBIT B

                            FORM OF WARRANT AGREEMENT

                                WARRANT AGREEMENT

                                      AMONG

                                  ODWALLA, INC.

                                       AND

                       CATTERTON-SIMON PARTNERS III, L.P.;




                  ---------------------------------------------

                           DATED AS OF JANUARY 7, 1999

                  ---------------------------------------------

               WARRANT AGREEMENT dated as of January 7, 1999 among Odwalla, Inc., a California corporation (the "Company") and CATTERTON-SIMON PARTNERS III, L.P., a Delaware limited partnership (together with its successors and assigns, the "Purchaser").

               WHEREAS, the Company proposes to issue Warrants (the "Warrants"), to the Purchaser to purchase such number of shares of the Company's common stock (the "Common Stock") set forth on the face of the Warrant Certificate (as defined below) issued to such Purchaser upon the terms and subject to the conditions set forth below (the Common Stock issuable on exercise of the Warrants being referred to herein as the "Warrant Shares").

               NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

               SECTION 1. Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto.

               SECTION 2. Execution of Warrant Certificates. Warrant Certificates shall be signed on behalf of the Company by its President or Chief Executive Officer or a Vice President and by its Secretary or an Assistant Secretary under its corporate seal. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future President, Chief Executive Officer, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose the Company may adopt and use the facsimile signature of any person who shall have been President, Chief Executive Officer, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be delivered or disposed of such officer shall have ceased to hold such office. The seal of the Company may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

               In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been disposed of by Company, such Warrant Certificates nevertheless may be delivered or disposed of as though such person had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of the Company to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

               SECTION 3. Registration. The Company shall number and register the Warrant Certificates in a register as they are issued. The Company may deem and treat the registered holder(s) of the Warrant Certificates as the absolute owner(s) thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

               SECTION 4. Registration of Transfers and Exchanges. The Company shall from time to time register the transfer of any outstanding Warrant Certificates in a Warrant register to be maintained by the Company upon surrender thereof accompanied by a written instrument or instruments of transfer in form satisfactory to the Company, duly executed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney. Upon any such registration of transfer, a new Warrant Certificate shall be issued to the transferee(s) and the surrendered Warrant Certificate shall be canceled and disposed of by the Company.

               If any transfer of Warrants is not made pursuant to an effective Registration Statement under the Securities Act of 1933, as amended (the "Act"), the Warrant holder will deliver to the Company an agreement by such transferee to be bound by the provisions of this Agreement.

               The Warrant holders agree that each Warrant Certificate and each certificate representing Warrant Shares will bear the following legend:

        THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS OR UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

               Warrant Certificates may be exchanged at the option of the holder(s) thereof, when surrendered to the Company at its office for another Warrant Certificate or other Warrant Certificates of like tenor and representing in the aggregate a like number of Warrants. Warrant Certificates surrendered for exchange shall be canceled and disposed of by the Company.

               SECTION 5. Warrants; Exercise of Warrants.

               (a) Subject to the terms of this Agreement, each Warrant holder shall have the right to receive from the Company such number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants (or any portion thereof) and payment of the exercise price (the "Exercise Price"), which is set forth in the Warrant Certificate for such Warrant Shares; provided,however, that the Warrants shall expire and be null and void if not exercised in the manner herein provided by 5:00 p.m., Pacific Standard Time, on the date which is seven (7) years from the date hereof.

               (b) A Warrant may be exercised upon surrender to the Company at its office designated for such purpose (the address of which is set forth in Section 12 hereof) of the certificate or certificates evidencing the Warrants to be exercised with the form of election to purchase attached thereto duly filled in and signed, which signature shall be guaranteed by a bank or trust company having an office or correspondent in the United States or a broker or dealer which is a member of a registered securities exchange or the National Association of Securities Dealers, Inc., and upon payment to the Company of the Exercise Price for the number of Warrant Shares in respect of which such Warrants are then exercised. Payment of the aggregate Exercise Price may be made, at the option of the Purchaser, (i) in cash or by certified or official bank check payable to the order of the Company, (ii) by wire transfer of immediately-available federal funds to an account designated in writing by the Company, (iii) through the surrender of shares of Common Stock then issuable upon exercise of the Warrant (valued at the ten-day average closing price of such securities ending five trading days prior to the date of exercise, or if such securities are not traded on a securities exchange, at such value as may be determined by the respective Boards of Directors of the Company and the Purchaser exercising such Warrant in good faith) equal to the aggregate Exercise Price of the Warrant or exercised portion thereof or (iv) any combination thereof. Such forms of election may be effective upon a future date specified therein and may be rescinded by notice by the exercising holder to the Company prior to the stated exercise date.

               (c) Subject to the provisions of Section 6 hereof, upon such surrender of Warrants and payment of the Exercise Price the Company shall, as soon as possible, but in any event not later than two business days thereafter, issue and cause to be delivered to or upon the written order of the holder and in such name or names as the Warrant holder may designate, a certificate or certificates for the number of full Warrant Shares issuable upon the exercise of such Warrants together with cash for fractional Warrant Shares as provided in
Section 10. Such certificate or certificates shall be deemed to have been issued and any person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

               (d) The Warrants shall be exercisable, at the election of the holders thereof, either in full or in part and, in the event that a certificate evidencing Warrants is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the date of expiration of the Warrants, a new certificate evidencing the remaining Warrant or Warrants will be issued and delivered pursuant to the provisions of this Section and of
Section 2 hereof.

               (e) All Warrant Certificates surrendered upon exercise of Warrants shall be canceled and disposed of by the Company. The Company shall keep copies of this Agreement and any notices given or received hereunder available for inspection by the holders during normal business hours at its office.

               SECTION 6. Payment of Taxes. The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants and payment of the Exercise Price; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and the Company shall not be required to issue or deliver such Warrant Certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

               SECTION 7. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, the Company shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants.

               SECTION 8. Reservation of Warrant Shares. The Company will at all times reserve and keep available, out of the aggregate of its authorized but unissued Common Stock, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Common Stock which may then be deliverable upon the exercise of all outstanding Warrants.

               The Company or, if appointed, the transfer agent for the Common Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of any of the rights of purchase aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of the Company's capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. The Company will furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto, transmitted to each holder pursuant to Section 11 hereof.

               The Company covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue, be fully paid, nonassessable, free from all taxes, liens, charges and security interests with respect to the issue thereof.

               SECTION 9. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 9. For purposes of this Section 9, "Common Stock" means shares now or hereafter authorized of any class of common stock of the Company and any other stock of the Company, however designated, that has the right to participate in any distribution of the assets or earnings of the Company without limit as to per share amount.

        (a)    Adjustment for Change in Capital Stock

               If the Company:

               (1) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock;

               (2) subdivides its outstanding shares of Common Stock into a greater number of shares;

               (3) combines its outstanding shares of Common Stock into a smaller number of shares;

               (4) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or

               (5) issues by reclassification of its Common Stock any shares of its capital stock;

then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of the Company which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

               The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification.

               If after an adjustment a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of the Company, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section.

               Such adjustment shall be made successively whenever any event listed above shall occur.

        (b)    Adjustment for Rights Issue

               If the Company distributes any rights, options or warrants to all holders of its Common Stock entitling them for a period expiring within 60 days after the record date mentioned below to purchase shares of Common Stock at a price per share less than the current market price per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                    O + N  x  P
                                        -------

                          E' = E  x     M
                                   -----------
                                      O + N

where:

               E'   =  the adjusted Exercise Price.

               E    =  the current Exercise Price.

               O    =  the number of shares of Common Stock outstanding on
                       the record date.

               N    =  the number of additional shares of Common Stock offered.

               P    =  the offering price per share of the additional shares.

               M    =  the current market price per share of Common Stock on
                       the record date.

               The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. If at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

        (b)    Adjustment for Other Distributions

               If the Company distributes to all holders of its Common Stock any of its assets (including but not limited to cash), debt securities, or any rights or warrants to purchase debt securities, assets or other securities of the Company, the Exercise Price shall be adjusted in accordance with the formula:

                          E' = E  x    M - F
                                   ------------
                                           M

where:

               E'   =    the adjusted Exercise Price.

               E    =    the current Exercise Price.

               M    =    the current market price per share of Common Stock on
                         the record date mentioned below.

               F    =    the fair market value on the record date of the assets,
                         securities, rights or warrants applicable to one share of Common Stock, which shall be determined by the Board of Directors of the Company in its reasonable judgment exercised in good faith.

               The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution.

               This subsection does not apply to rights, options or warrants referred to in subsection (b) of this Section 9.

        (d)    Current Market Price.

               In subsections (b) and (c) of this Section 9 the current market price per share of Common Stock on any date is the average of the Quoted Prices of the Common Stock for 30 consecutive trading days commencing 45 trading days before the date in question. The "Quoted Price" of the Common Stock is the last reported sales price of the Common Stock as reported by the Nasdaq National Market System, or if the Common Stock is listed on a securities exchange, the last reported sales prices of the Common Stock on such exchange (which shall be for consolidated trading if applicable to such exchange), or if neither so reported or listed, the last reported bid price of the Common Stock. In the absence of one or more such quotations, the current market price shall be determined by the Board of Directors of the Company in its reasonable judgment exercised in good faith.

        (e)    When De Minimis Adjustment May Be Deferred

               No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment.

               All calculations under this Section 9 shall be made to the nearest cent or to the nearest 1/100th of a share, as the case may be.

        (f)    When No Adjustment Required

               No adjustment need be made for a transaction referred to in subsections (a), (b), or (c) of this Section 9 if Warrant holders are to participate in the transaction on a basis and with notice that the Board of Directors determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

               No adjustment need be made for rights to purchase Common Stock pursuant to a Company plan for reinvestment of dividends or interest.

               No adjustment need be made for a change in the par value or no par value of the Common Stock.

               To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on the cash.

        (g)    Notice of Adjustment

               Whenever the Exercise Price is adjusted, the Company shall provide the notices required by Section 11 hereof.

        (h)    Voluntary Reduction

               The Company from time to time may reduce the Exercise Price by any amount for any period of time (including, without limitation, permanently) if the period is at least 20 days and if the reduction is irrevocable during the period; provided, however, that in no event may the Exercise Price be less than the par value of a share of Common Stock.

               Whenever the Exercise Price is reduced, the Company shall mail to Warrant holders a notice of the reduction. The Company shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period it will be in effect.

               A reduction of the Exercise Price under this Subsection (k) (other than a permanent reduction) does not change or adjust the Exercise Price otherwise in effect for purposes of subsections (a), (b) and (c)of this Section 9.

        (i)    Notice of Certain Transactions

               If:

               (1) the Company takes any action that would require an adjustment in the Exercise Price pursuant to subsections (a), (b) and (c) of this
        Section 9;

               (2) the Company takes any action that would require a supplemental Warrant Agreement pursuant to this Section 9; or

               (3) there is a liquidation or dissolution of the Company,

the Company shall mail to Warrant holders a notice stating the proposed record date for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. The Company shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity of the transaction.

        (j)    When Issuance or Payment May Be Deferred

               In any case in which this Section 9 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of the Company, if any, issuable upon such exercise on the basis of the Exercise Price and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 10; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment.

        (k)    Adjustment in Number of Shares

               Upon each adjustment of the Exercise Price pursuant to this
Section 9, each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                          N' = N  x  E
                                     E'

where:

               N'  =   the adjusted number of Warrant Shares issuable upon
                       exercise of a Warrant by payment of the adjusted Exercise
                       Price.

               N   =   the number of Warrant Shares previously issuable upon
                       exercise of a Warrant by payment of the Exercise Price prior to adjustment.

               E'  =   the adjusted Exercise Price.

               E   =   the Exercise Price prior to adjustment.

        (l)    Form of Warrants

               Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

               SECTION 10. Fractional Interests. The Company shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrant Share would, except for the provisions of this Section 10, be issuable on the exercise of any Warrants (or specified portion thereof), the Company shall pay an amount in cash equal to the Exercise Price on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction.

               SECTION 11. Notices to Warrant Holders. Upon any adjustment of the Exercise Price pursuant to Section 9 hereof, the Company shall promptly thereafter (i) cause to be filed with the Company a certificate of the Chief Financial Officer of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, and (ii) cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 11.

               In case:

               (a) the Company shall authorize the issuance to all holders of shares of Common Stock of rights, options or warrants to subscribe for or purchase shares of Common Stock or of any other subscription rights or warrants; or

               (b) the Company shall authorize the distribution to all holders of shares of Common Stock of evidences of its indebtedness or assets; or

               (c) of any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or of the conveyance or transfer of the properties and assets of the Company substantially as an entirety, or of any reclassification or change of Common Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Common Stock; or

               (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be given to each of the registered holders of the Warrant Certificates at his address appearing on the Warrant register, at least 30 days (or 20 days in any case specified in clauses (a) or (b) above) prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (i) the date as of which the holders of record of shares of Common Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, or (ii) the initial expiration date set forth in any tender offer or exchange offer for shares of Common Stock, or (iii) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Common Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 11 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

               Except as set forth in the following sentence, nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders thereof the right to vote or to consent or to receive notice as shareholders in respect of the meetings of shareholders or the election of Directors of Company or any other matter, or any rights whatsoever as shareholders of Company.

               SECTION 12. Notices to the Company and Warrant Holder. Any notice or demand authorized by this Agreement to be given or made by the registered holder of any Warrant Certificate to or on the Company shall be sufficiently given or made when received at the office of the Company expressly designated by the Company at its office for purposes of this Agreement (until the Warrant holders are otherwise notified in accordance with this Section by the Company), as follows:

                             ODWALLA, INC.
                             120 Stone Pine Road
                             Half Moon Bay, CA  94019
                             Attn: Chief Financial Officer
                             Fax: 650-712-5967
with a copy to:

                             Brobeck, Phleger & Harrison LLP
                             Spear Street Tower, One Market
                             San Francisco, CA  94105
                             Attn: Scott Lester
                             Fax: 415-442-1010

Any notice pursuant to this Agreement to be given by the Company to the registered holder(s) of any Warrant Certificate shall be sufficiently given when received (until the Company is otherwise notified in accordance with this Section by such holder) by such holder at the address appearing on the Warrant register of the Company.

               SECTION 13. Supplements and Amendments. The Company may from time to time supplement or amend this Agreement without the approval of any holders of Warrant Certificates in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other provisions in regard to matters or questions arising hereunder which the Company may deem necessary or desirable and which shall not in any way adversely affect the interests of the holders of Warrant Certificates.

               SECTION 14. Assignment; Successors. The rights and obligations of the Purchasers hereunder may be assigned without the prior consent of the Company, subject to restrictions imposed by the Securities Act of 1933, as amended, and by that certain Shareholders Agreement of even date herewith by and among the Company and the investors named on the signature pages thereof. All the covenants and provisions of this Agreement by or for the benefit of the Company shall bind and inure to the benefit of its respective successors and assigns hereunder.

               SECTION 15. Termination. This Agreement shall terminate if all Warrants have been exercised pursuant to this Agreement.

               SECTION 16. Governing Law. This Agreement and each Warrant Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of New York and for all purposes shall be construed in accordance with the internal laws of said State.

               SECTION 17. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company and the registered holders of the Warrant Certificates any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Company and the registered holders of the Warrant Certificates.

               SECTION 18. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

               SECTION 19. Waiver. No provision of this Agreement may be waived except by an instrument in writing signed by the party sought to be bound; provided that any waiver sought from the Warrant holders of any provision of this Agreement which affects Warrant holders generally shall be given by holders of at least seventy-five percent (75%) of the Warrants outstanding and any waiver so given shall be binding on all Warrant holders. No failure or delay by any party in exercising any right or remedy hereunder shall operate as a waiver thereof, and a waiver of a particular right or remedy on one occasion shall not be deemed a waiver of any other right or remedy or a waiver of the same right or remedy on any subsequent occasion.

               IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be duly executed, as of the day and year first above written.



                                 ODWALLA, INC.


                                 By: __________________________________________
[Seal]                                Name:
                                      Title:
Attest:_____________________
            Secretary


                                      CATTERTON-SIMON PARTNERS III, L.P.

                                      By: Catterton-Simon Managing Partner III,
                                          L.L.C., its general partner


                                      By:______________________________________
                                          Craig Sakin
                                          Authorized Person

[Seal]

Attest:_____________________
            Secretary

                                    EXHIBIT A


                          [Form of Warrant Certificate]


THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS. SUCH SECURITIES MAY NOT BE OFFERED OR SOLD UNLESS THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS.




No.

                               Warrant Certificate

                                  ODWALLA, INC.

               This Warrant Certificate certifies that CATTERTON-SIMON PARTNERS III, L.P., or registered assigns, is the registered holder of Warrants (the "Warrants") to purchase 75,000 fully paid and nonassessable shares (each a "Warrant Share") of Common Stock (as defined in the Warrant Agreement (as defined below)) of ODWALLA, INC., a California corporation (the "Company"). This Warrant Certificate entitles the holder upon exercise to receive from the Company 75,000 fully paid and nonassessable Warrant Shares (as adjusted pursuant to the Warrant Agreement), at the exercise price (the "Exercise Price") of $10.00 per share (as adjusted pursuant to the Warrant Agreement), upon surrender of this Warrant Certificate and payment of the Exercise Price at the office of the Company designated for such purpose. This Warrant Certificate shall expire and be null and void if not exercised in the manner herein provided by 5:00 p.m., Pacific Standard Time, on the date which is seven (7) years from the date hereof.

               The Warrants evidenced by this Warrant Certificate are issued pursuant to a Warrant Agreement dated as of January 1, 1999 (the "Warrant Agreement"), duly executed and delivered by the Company, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to Company.

               Warrants may be exercised in accordance with the Warrant Agreement. The holder of Warrants evidenced by this Warrant Certificate may exercise them by surrendering this Warrant Certificate, with the form of election to purchase set forth hereon properly completed and executed, together with payment of the Exercise Price as provided in Section 5 of the Warrant Agreement, at the office of the Company designated for such purpose. In the event that upon any exercise of Warrants evidenced hereby the number of Warrants exercised shall be less than the total number of Warrants evidenced hereby, there shall be issued to the holder hereof or his assignee a new Warrant Certificate evidencing the number of Warrants not exercised. No adjustment shall be made for any dividends on any Common Stock issuable upon exercise of this Warrant.

               Warrant Certificates, when surrendered at the office of the Company by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

               Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Company a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

               The Company may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of the Company.

               IN WITNESS WHEREOF, ODWALLA, INC. has caused this Warrant Certificate to be signed by its President (or Chief Executive Officer) and by its Secretary and has caused its corporate seal to be affixed hereunto or imprinted hereon.



Dated:  January 7, 1999                    ODWALLA, INC.




                                            By: _______________________________
                                                President

                                            By: _______________________________
                                                Secretary

                         [Form of Election to Purchase]

                    (To Be Executed Upon Exercise Of Warrant)


               The undersigned hereby [irrevocably] elects to exercise as of ____________ [date] the right, represented by this Warrant Certificate, to receive ___________ shares of Common Stock and herewith tenders payment for such shares to the order of ODWALLA, INC. in the amount of $___________ in accordance with the terms hereof. The undersigned requests that a certificate for such shares be registered in the name of _____________________, whose address is _______________________________________, and that such shares be delivered to
____________________, whose address is ________________________________________.
If said number of shares is less than all of the shares of Common Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name of _______________________, whose address is ___________________________, and that such Warrant Certificate be delivered to ______________________, whose address is ________________________________.





                                                   Signature:



Date: _____________________


                                                   Signature Guaranteed:

                                   EXHIBIT D

                      FORM OF INVESTORS' RIGHTS AGREEMENT

                                  ODWALLA, INC.
                           INVESTORS' RIGHTS AGREEMENT



                                 January 7, 1999

                                TABLE OF CONTENTS


1.      Definitions..........................................................................1

2.      Registration Rights..................................................................2

3.      Obligations of the Company...........................................................4

4.      Furnish Information..................................................................6

5.      Expenses of Registration.............................................................6

6.      Underwriting Requirements............................................................7

7.      Delay of Registration................................................................8

8.      Indemnification......................................................................8

9.      Reports Under Securities Exchange Act of 1934.......................................10

10.     Assignment of Registration Rights...................................................10

11.     Termination of Registration Rights..................................................11

12.     "Market Stand-Off" Agreement........................................................11

13.     Right to Designate Director.........................................................11

14.     Standstill Agreement................................................................11

15.     Other Registration Rights...........................................................12

16.     Actions Affecting Restricted Securities.............................................12

17.     Preemptive Rights...................................................................12

18.     Protective Provisions...............................................................13

19.     Information Rights..................................................................13

20.     Miscellaneous.......................................................................13


SCHEDULE A -          List of Investors and Amounts Purchased

                                 ODWALLA, INC.,
                           INVESTORS' RIGHTS AGREEMENT



               THIS INVESTORS' RIGHTS AGREEMENT ("Agreement") is made as of the 7th day of January, 1999, by and between Odwalla, Inc., a California corporation (the "Company"), and Catterton-Simon Partners III, L.P., a Delaware limited partnership (the "Investor").


                                    RECITALS

               WHEREAS, the Company and the Investor are parties to a Stock and Warrant Purchase Agreement of even date herewith (the "Stock Purchase Agreement");

               WHEREAS, in order to induce the Company to enter into the Stock Purchase Agreement and to induce the Investor to invest funds in the Company pursuant to the Stock Purchase Agreement, the Investor and the Company hereby agree that this Agreement shall govern the rights of the Investor to cause the Company to register shares of Common Stock issuable upon conversion of the Series A Preferred Stock or upon exercise of the Warrant (as defined in the Stock Purchase Agreement) and certain other matters as set forth herein;

               NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

               1.  Definitions.

               (a) The term "Act" means the Securities Act of 1933, as amended.

               (b) The term "Form S-3" means such form under the Act as in effect on the date hereof or any registration form under the Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

               (c) The term "Holder" means any person owning or having the right to acquire Registrable Securities or any assignee thereof in accordance with
Section 1.11 hereof.

               (d) The term "1934 Act" shall mean the Securities Exchange Act of 1934, as amended.

               (e) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document.

               (f) The term "Registrable Securities" means (i) the Common Stock issuable or issued upon conversion of the Series A Preferred Stock or upon exercise of the Warrant, and (ii) any Common Stock of the Company issued or issuable as a dividend, other distribution, with respect to or in exchange for or in replacement of, the shares referred to in clause (i), excluding in all cases, however, any Registrable Securities sold by a person in a transaction in which such person's rights under this Agreement are not assigned. As to any particular Registrable Securities, such securities will cease to be Registrable Securities when they have been distributed to the public pursuant to an offering registered under the Securities Act or sold to the public through a broker, dealer or market maker in compliance with any exemption under the Securities Act, including, without limitation, Rule 144 promulgated by the SEC (as defined below) under the Securities Act (or any similar rule then in force).

               (g) The number of shares of "Registrable Securities then outstanding" shall be determined by the number of shares of Common Stock outstanding which are, and the number of shares of Common Stock issuable pursuant to then exercisable or convertible securities which are, Registrable Securities.

               (h) The term "SEC" shall mean the Securities and Exchange Commission.

               (i) The term "Series A Preferred Stock" means the Series A Preferred Stock, no par value per share, of the Company as described in the Certificate of Determination in respect thereof.

               2. Registration Rights. The Company covenants and agrees as follows:

               2.1.   Request for Registration.

               (a) If the Company shall receive at any time after six (6) months after the date of this Agreement, but not more often than once in any six (6) month period, a written request from the Holders of a majority of the Registrable Securities then outstanding (the "Initiating Holders") that the Company file a registration statement under the Act covering the registration of at least thirty (30%) of the Registrable Securities then outstanding, then the Company shall:

                             (i) within ten (10) days of receipt of such a
request give written notice of such request to all Holders; and

                             (ii) as soon as practicable, and in any event
within 90 days of the receipt of such request, effect such registration under the Act (including, without limitation, the execution in the applicable registration statement of an undertaking to file required post-effective amendments, appropriate qualification under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations), as may be so requested and, subject to the limitations of subsection 2.1(b), as would permit or facilitate the sale and distribution of all or such portion of such Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining, in such request as are specified in a written notice received by the Company within twenty (20) days of the mailing of such notice by the Company in accordance with Section 20.5.

               Subject to the foregoing provisions, the Company will file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable, but in any event within ninety (90) days, after receipt of the request or requests of the initiating holders, and shall use its best efforts to cause such Registration Statement and prospectus through which such registration pursuant to this Section 2 is effected to remain effective until all Registrable Securities are sold.

               (b) If the Initiating Holders intend to distribute the Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to subsection 2.1(a) and the Company shall include such information in the written notice referred to in subsection 2.1(a). The underwriter will be selected by the Company and shall be reasonably acceptable to a majority in interest of the Initiating Holders. In such event, the right of any Holder to include Registrable Securities in such registration shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company as provided in subsection 3(e)) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders in writing that in their opinion the Registrable Securities requested to be included in such offering is sufficiently large so as to materially and adversely affect to success of the offering, then the Company shall so advise all Holders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the underwriting without any such material effect shall be allocated among all Holders thereof, including the Initiating Holders, in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company requested to be included in such offering by each Holder; provided, however, that the number of shares of Registrable Securities to be included in such underwriting shall not be reduced unless all other securities are first entirely excluded from the underwriting.

               (c) Notwithstanding the foregoing, if the Company shall furnish to the Initiating Holders, a certificate signed by the Chief Executive Officer of the Company stating that in the good faith judgment of the Board of Directors of the Company such registration would be substantially detrimental to the Company and its stockholders for such registration statement to be filed and it is therefore necessary to defer the filing of such registration statement, the Company shall have the right to defer taking action with respect to such filing for a period of not more than 90 days after receipt of the request of the Initiating Holders; provided, however, that the Company may not utilize this right more than once in any twelve-month period. Upon receipt of such certificate, the Initiating Holders may, upon written notice to the Company withdraw such request for registration.

               (d) Subject to Section 2(e), the Company shall not be obligated to effect, or to take any action to effect, any registration pursuant to this
Section 2:

                             (i) After the Company has effected two
registrations pursuant to this Section 2 and such registrations have been declared or ordered effective; or

                             (ii) During the period starting with the date of an
organizational meeting held for the purpose of a effecting a registration, subject to Section 2.2 hereof, and ending on a date one hundred eighty (180) days after the effective date of such a registration; provided that the Company is actively employing in good faith all reasonable efforts to cause such registration to become effective.

               (e) A registration of Registrable Securities will not count as a registration until it has become effective and all Registrable Securities included in such registration have been sold pursuant thereto.

               2.2. Company Registration. If (but without any obligation to do so) the Company proposes to register (including for this purpose a registration effected by the Company for stockholders other than the Holders) any of its stock or other equity securities under the Act in connection with the public offering of such equity securities solely for cash (other than a registration relating solely to the sale of equity securities to participants in a Company stock plan, a registration on any form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of the Registrable Securities), the Company shall:

               (a) promptly give to each holder of Registrable Securities written notice thereof (which will include, to the extent known at the time, a list of the jurisdictions in which the Company intends to qualify such securities under the applicable blue sky or other state securities laws, the proposed offering price or price range, and the plan of distribution);

               (b) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within forty-five (45) days after such written notice from the Company, by holders of Registrable Securities; and

               (c) use its best efforts to cause the managing underwriter or underwriters of such proposed Underwritten Offering to permit the Registrable Securities requested to be included in the registration statement for such offering to be included on the same terms and conditions as any similar securities of the Company included therein. Notwithstanding the foregoing, if the managing underwriter or underwriters of such offering deliver a written opinion to the Company and the holders of such Registrable Securities that that in their opinion the Registrable Securities requested to be included in such offering is sufficiently large so as to materially and adversely affect to success of the offering, then the number of shares of Registrable Securities that may be included in the underwriting without any such material effect shall be allocated among all Holders thereof in proportion (as nearly as practicable) to the amount of Registrable Securities of the Company requested to be included in such offering by each Holder.

               3. Obligations of the Company. Whenever required under this Agreement to effect the registration of any Registrable Securities, the Company shall, as soon as reasonably practicable:

               (a) Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its reasonable best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective until the distribution contemplated in the Registration Statement has been completed.

               (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such registration statement and the prospectus used in connection with such registration statement as may be reasonably requested by any holders of a majority of Registrable Securities covered by the registration statement or any managing underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the registration form utilized by the Company or by the Securities Act or otherwise necessary to keep such registration statement effective for the applicable period and cause the prospectus as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement or supplement to the prospectus.

               (c) Prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each participating Holder and each Underwriter, if any, of the Registrable Securities covered by such registration statement, copies of such registration statement as proposed to be filed, together with exhibits thereto, and thereafter furnish to such Holder and Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Holder or Underwriter may reasonably request without charge in order to facilitate the disposition of the Registrable Securities owned by such Holder, and the Company will not file any registration statement or amendment thereto or any prospectus or any supplement thereto to which the holders of a majority in number of the Registrable Securities covered by such registration statement or the underwriters, if any, shall reasonably object.

               (d) At the request of any selling holder of Registrable Securities, furnish to such selling holder of Registrable Securities and each managing underwriter, without charge, such number of conformed copies of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) as such holder may reasonable request.

               (e) Use its reasonable best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, unless the Company is already subject to service in such jurisdiction and except as may be required by the Act.

               (f) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (g) Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Act of the happening of any of the following events:

                             (i) when the prospectus or any prospectus
supplement or post-effective amendment has been filed, and, with respect to the registration statement or any post-effective amendment, when the same has become effective,

                             (ii) of any request by the Securities and Exchange
Commission for amendments or supplements to the registration statement or the prospectus or for additional information,

                             (iii) of the issuance by the Commission of any stop
order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose,

                             (iv) if at any time the representations and
warranties of the Company included in any underwriting agreement of which the Company is a party cease to be true and correct,

                             (v) of the receipt by the Company of any
notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and

                             (vi) of the existence of any fact which results in
the registration statement, the prospectus or any document incorporated therein by reference containing an untrue statement of material fact or omitting to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

               (h) Cause all such Registrable Securities registered pursuant hereunder to be listed on each securities exchange on which similar securities issued by the Company are then listed.

               (i) Provide a transfer agent and registrar for the Registrable Securities not later than the effective date of such registration.

               (j) enter into agreements (including underwriting agreements) in a form reasonably satisfactory to the Company and take all other appropriate and reasonable actions in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, but only if an underwriting agreement is entered into and the registration is an underwritten registration:

                             (i) make such representations and warranties to the
holders of such Registrable Securities and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings, in a manner reasonably satisfactory to the Company;

                             (ii) obtain opinions of counsel to the Company and
updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters, if any, and the counsel to the holders of Registrable Securities being sold) addressed to each selling holder and the underwriters, if any, covering the matters customarily covered in opinions requested in underwritten offerings, in a manner reasonably satisfactory to the Company;

                             (iii) obtain "cold comfort" letters and updates
thereof from the Company's independent certified public accountants addressed to the selling holders of Registrable Securities and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters to underwriters in connection with primary underwritten offerings; and

                             (iv) deliver such documents and certificates as may
be reasonably requested by the holders of a majority of the Registrable Securities being sold and the managing underwriters, if any, to evidence compliance with paragraph (k) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company.

               The actions set forth in the above paragraph (j) shall be done at the effectiveness of such Registration Statement, each closing under any underwriting or similar agreement as and to the extent required thereunder and from time to time as may reasonably be requested by any selling holder in connection with the disposition of Registrable Securities pursuant to such Registration Statement, all in a manner consistent with customary industry practice.

               4. Furnish Information. It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling Holder that such Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such Holder's Registrable Securities.

               5. Expenses of Registration.

               (a) All expenses incident to the Company's performance of or compliance with this Agreement will be paid by the Company including without limitation: (i) all registration and filing fees (including, without limitation, with respect to filings required to be made with the NASD); (ii) fees and expenses of compliance with securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the underwriters or selling holders in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate); (iii) printing (including, without limitation, expenses of printing or engraving certificates for the Registrable Securities in a form eligible for deposit with Depository Trust Company and of printing prospectuses), messenger, telephone and delivery expenses; (iv) fees and disbursements of counsel for the Company, the underwriters and for the selling holders of the Registrable Securities; (v) fees and disbursements of all independent certified public accountants of the Company (including, without limitation, the expenses of any special audit and "cold comfort" letters required by or incident to such performance); (vi) fees and disbursements of underwriters as reasonably approved by the Company (excluding
(x) discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities or (y) legal expenses of any Person other than the Company, the underwriters and the selling holders); (vii) securities acts liability insurance if the Company so desires, and in such event, coverage for, the underwriters or selling holders of Registrable Securities should they so request; (viii) fees and expenses associated of other Persons retained by the Company; and (ix) fees and expenses associated with any NASD filing required to be made in connection with the Registration Statement, including, if applicable, the fees and expenses of any "qualified independent underwriter" (and its counsel) that is required to be retained in accordance with the rules and regulations of the NASD (all such expenses being herein called "Registration Expenses").

               The Company will, in any event, pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, rating agency fees and the fees and expenses of any person, including special experts, retained by the Company.

               (b) In connection with each registration statement required hereunder, the Company will reimburse the holders of Registrable Securities being registered (together with the holders of all other securities being registered) pursuant to such registration statement for the reasonable fees and disbursements of not more than one counsel (or more than one counsel if a conflict exists among such selling holders in the exercise of the reasonable judgment of counsel for the selling holders and counsel for the Company) chosen by the holders of a majority of such Registrable Securities and such other securities being registered under such registration statement.

               6. Underwriting Requirements. In connection with any offering involving an underwriting of shares of the Company's capital stock under Section 2.2, the Company shall not be required to include any of the Holders' securities in such underwriting unless they accept the terms of the underwriting as agreed upon between the Company and the underwriters selected by it (or by other persons entitled to select the underwriters), and then only in such quantity as the underwriters determine in their opinion will not, materially and adversely affect the success of the offering by the Company. If the total amount of securities, including Registrable Securities, requested by stockholders to be included in such offering exceeds the amount of securities sold other than by the Company that the underwriters determine in their sole discretion is compatible with the success of the offering, then the Company shall be required to include in the offering only that number of such securities, including Registrable Securities, which the underwriters determine in their opinion will not materially and adversely affect the success of the offering (the securities so included will be apportioned pro rata among the selling stockholders according to the total amount of securities entitled to be included therein owned by each selling stockholder or in such other proportions as shall mutually be agreed to by such selling stockholders) but in no event shall any shares being sold by a stockholder exercising a demand registration right similar to that granted in Section 2.1 be excluded from such offering. For purposes of the preceding parenthetical concerning apportionment, for any selling stockholder which is a holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling stockholder", and any pro-rata reduction with respect to such "selling stockholder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling stockholder", as defined in this sentence.

               7. Delay of Registration. No holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any registration of shares by the Company with the SEC pursuant to Section 2.2 hereof as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

               8. Indemnification. In the event any Registrable Securities are included in a registration statement under this Agreement:

               (a) To the extent permitted by law, the Company will indemnify and hold harmless each Holder, its officers, directors, employees and agents, any underwriter (as defined in the Act) for such Holder and each person, if any, who controls such Holder or underwriter within the meaning of the Act or the 1934 Act, against any losses, claims, damages, liabilities (joint or several) or expenses (including reasonable costs of investigation and legal expenses) insofar as such losses, claims, damages, liabilities, or expenses (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, the 1934 Act or any state securities law; provided, however, that the Company will not be liable to the extent such losses, claims, damages, or liabilities arise from and are based on an untrue statement or omission or alleged untrue statement or omission of a material fact in a registration statement or prospectus which is made in reliance on and in conformity with written information furnished to the Company by or on behalf of such Holders for inclusion in such registration statement, and the Company will pay to each such Holder, its officers, directors, employees and agents, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by any such Holder, underwriter or controlling person.

               (b) To the extent permitted by law, each selling Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other Holder selling securities in such registration statement and any controlling person of any such underwriter or other Holder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereto) arise out of or are based upon any Violation listed in (i) or (ii) of Section 8(a) (but not (iii)), in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information relating to such Holder and furnished by such Holder expressly for use in such registration statement; provided, however, that the indemnity agreement contained in this subsection 8(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder, which consent shall not be unreasonably withheld; provided, that, in no event shall any indemnity under this subsection 8(b) exceed the proceeds from the offering received by such Holder (net of payment of all expenses and underwriting discounts and commissions), except in the case of willful fraud by such Holder.

               (c) Promptly after receipt by an indemnified party under this
Section 8 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section 8, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party (together with all other indemnified parties which may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 8, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 8.

               (d) If the indemnification provided for in this Section 8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage, or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and the Holders agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined solely by pro rata allocation (even if the Holders were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this subsection. Notwithstanding the provisions of this subsection (d), the contribution of an indemnifying party which is a selling Holder of Registrable Securities shall not be greater in amount than the dollar amount of the proceeds (net of payment of all expenses and underwriting discounts and commissions) received by such Holder upon the sale of the Registrable Securities giving rise to such contribution obligation. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Each selling Holder's obligations to contribute pursuant to this subsection (d) are several and not joint.

               (e) Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control only with respect to the relationship between the Company and the Holders on the one hand, and the Underwriters on the other, but not with respect to the relationship between the Company on the one hand, and the Holders on the other.

               (f) The obligations of the Company and Holders under this Section 8 shall survive the completion of any offering of Registrable Securities in a registration statement under this Section 8, and otherwise.

               9. Reports Under Securities Exchange Act of 1934. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

               (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144 at all times for so long as the Company remains subject to the periodic reporting requirements under Section 13 or 15(d) of the Exchange Act;

               (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Act and the 1934 Act; and

               (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, promptly upon written request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144, the Act and the 1934 Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

               10. Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned (but only with all related obligations) by a Holder to a transferee or assignee of at least One Hundred Thousand (100,000) shares of such Registrable Securities (as adjusted for stock splits, dividends, recapitalizations and the like), provided: (a) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned; and (b) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement, including, without limitation, the provisions of Section 12 and
Section 14 below; provided, however, that notwithstanding the foregoing, the rights provided in Section 13 hereof may not be assigned or transferred under any circumstance or condition.

               11. Termination of Registration Rights. No Holder shall be entitled to exercise any right provided for in Section 2 hereof after the earlier of: (i) five (5) years following the Closing (as defined in the Stock Purchase Agreement), or (ii) such time as Rule 144 or another similar exemption under the Act is available for the sale of all of such Holder's shares during a three (3) month period without registration.

               12. "Market Stand-Off" Agreement. The Investor hereby agrees that, during the period of duration (up to, but not exceeding, 90 days) specified by an underwriter of Common Stock or other securities of the Company, following the effective date of a registration statement of the Company filed under the Act, it shall not, to the extent requested by such underwriter, directly or indirectly sell, offer to sell, contract to sell, including, without limitation, any short sale, grant any option to purchase or otherwise transfer or dispose of (other than to donees who agree to be similarly bound) any securities of the Company held by it at any time during such period except Common Stock included in such registration.

               In order to enforce the foregoing covenant, the Company may impose stop transfer instructions with respect to the Registrable Securities of the Investor (and the shares or securities of every other person subject to the foregoing restriction) until the end of such period.

               Notwithstanding the foregoing, the obligations described in this
Section 12 shall not apply to a registration relating solely to employee benefit plans on Form S-l or Form S-8 or similar forms which may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms which may be promulgated in the future.

               13. Right to Designate Director. The Investor shall have the right to designate one member of the Board of Directors of the Company ("Designation Right"). Pursuant to the Designation Right, immediately following the Company's Annual Shareholder Meeting to be held on February 1, 1999, Craig Sakin shall be appointed to the Board of Directors. Investor's Designation Right and the Company's obligations under this Section 13 shall expire at such time when Investor beneficially owns less than 25% of Original Purchase shares of Series A Preferred Stock. The member of the Board of Directors designated by the Investor shall receive appropriate notice of and be entitled to attend all meetings of the Audit Committee and the Compensation Committee of the Board of Directors of the Corporation.

               14. Standstill Agreement. Commencing with the date of this Agreement, neither Investor nor any of its affiliates shall, without the prior written consent of the Board of Directors of the Company:

               (a) acquire, offer to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, any additional shares of Common Stock or other voting securities or direct or indirect rights to acquire any additional shares of Common Stock or other voting securities of Company or any subsidiary of Company, or of any successor to or person in control of Company, or any assets of Company or any subsidiary or division of Company or of any such successor or controlling person;

               (b) make, or in any way participate, directly or indirectly, in any "solicitation" of "proxies" to vote (as such terms are used in the rules of the Securities and Exchange Commission ("SEC"), or seek to advise or influence any person or entity with respect to the voting of any voting securities of Company; or

               (c) make any unsolicited offer or proposal to acquire the Company or shares of Common Stock or other voting securities of Company.

               15. Other Registration Rights. The Company represents and warrants that there is no outstanding agreement, arrangement or understanding with respect to its securities which is inconsistent or otherwise interferes with the rights granted to the holders of Registrable Securities under this Agreement, and covenants and agrees not to hereafter enter into any agreement, arrangement or understanding with respect to its securities which is inconsistent or otherwise interferes with the rights granted to the holders of Registrable Securities under this Agreement.

               16. Actions Affecting Restricted Securities. The Company agrees to act in good faith with respect to its obligations hereunder and the Company shall not take any action, or fail to take such action, which has the primary effect of adversely affecting the rights of holders of Registrable Securities hereunder.

               17. Preemptive Rights. In the event that the Company desires to issue any securities in an offering that is not required to be registered under the Securities Act or any applicable state securities law (a "Private Offering"), the Company must first offer to sell the securities proposed to be issued in such Private Offering to the Investors in accordance with this Section 17 on the same terms and conditions as the sale of securities or other securities in such proposed Private Offering.

        The offer (the "Preemptive Right Notice") by the Company to the Investors shall be dated, shall be in writing and shall set forth the full details of the proposed Private Offering, including, but not limited to, the consideration to be paid, and all other details, terms and conditions related to the proposed Private Offering.

        From and after the time that the Investors receive the Preemptive Right Notice, each Investor shall have the right, exercisable by giving written notice to the Company of such Investor's intent to exercise such right within thirty
(30) Business Days of the Preemptive Right Notice, to subscribe for and purchase a number of securities subject to the Preemptive Right Notice, on the terms set forth in the Preemptive Right Notice, such that, after giving effect to the issuance of securities subject to the Preemptive Right Notice and the exercise of the rights of each Investor set forth in this Section 17 (including, for the purpose of this calculation, the issuance of Common Stock upon conversion, exchange or exercise of any securities convertible, exchangeable or exercisable into shares of Common Stock to be issued in such Private Offering), the shares of Common Stock owned by such Investor (after giving effect to the conversion of any securities held by such Investor convertible into Common Stock) shall represent the same percentage of the outstanding shares of Common Stock owned by such Investor prior to the consummation of such Private Offering (after giving effect to the conversion of any securities held by such Investor convertible into Common Stock, provided, however, that all warrants and options shall not be included in the calculation of the ownership percentage of each Investor). If any Investor fails to give written notice of such Investor's election to exercise the rights of such Investor set forth in this Section 17 within thirty
(30) Business Days of the date of the Preemptive Right Notice, such Investor shall be deemed to have waived the rights granted to such Investor under this
Section 17 with respect to the securities so offered under such Preemptive Right Notice.

        Each Investor that has exercised its right to purchase securities pursuant to this Section 17 shall, within sixty (60) calendar days from the date of the Preemptive Right Notice, purchase the securities or other securities subject to the Preemptive Right Notice in accordance with the terms of this
Section 17.

               Notwithstanding the foregoing, the rights provided for in this
Section 17 shall not apply to any issuance to employees or directors of the Company of Common Stock or non-transferable options to purchase Common Stock under a bona fide employee benefits plan adopted by the Board of Directors of the Company.

               18. Protective Provisions. So long as any shares of Series A Preferred Stock shall be outstanding, the Company shall not without first obtaining the approval (by vote or written consent, as provided by applicable law) of a majority of the voting power of the then outstanding shares of Series A Preferred Stock:

                             (i) amend the Corporation's Articles of
Incorporation or bylaws to change the authorized number of shares of Series A Preferred Stock or in a manner adverse to the rights of the shares of Series A Preferred Stock;

                             (ii) Alter or change the rights, preferences or
privileges of the Series A Preferred Stock so as to affect adversely the shares of Series A Preferred Stock;

                             (iii) Create any new class of shares having
preference over or being on parity with the Series A Preferred Stock;

                             (iv) declare or pay any dividends on or declare or
make any other distribution, directly or indirectly, through subsidiaries or otherwise, on account of any Subordinate Stock or the setting apart of any sum for any such purpose except as set forth herein; or

                             (v) enter into any agreement to do any of the
foregoing.

               19. Information Rights. So long as the Investor beneficially owns no less than twenty-five percent (25%) of the Registrable Securities then outstanding, the Company covenants and agrees to deliver to the Investor, promptly following delivery to the Company's Board of Directors, a copy of (i) each unaudited balance sheet of the Company and its subsidiaries and each unaudited statement of income of the Company and its subsidiaries, in each case prepared in accordance with GAAP (subject to normal year-end adjustments and without footnote disclosure) (collectively, "Financial Statements"), and (ii) any budgets which forecast operations ahead the Company's projected costs, revenues, income, balance sheet and cash flow or capital requirements (collectively, "Budgets") that the Company delivers to its Board of Directors.

               20.    Miscellaneous.

               20.1. Successors and Assigns. Except as otherwise provided herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties (including, without limitation, transferees of any securities of the Company). Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement. Notwithstanding the foregoing, the rights granted by Sections 13 and 19 of this Agreement may not be assigned without the prior written consent of the Company.

               20.2. Governing Law. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents entered into and to be performed entirely within California.

               20.3. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

               20.4. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

               20.5. Notices. All notices or other communications permitted or required under this Agreement shall be in writing and shall be sufficiently given if and when hand delivered to the persons set forth below, or if sent by documented overnight delivery service or registered or certified mail, postage prepaid, return receipt requested, or by telegram, telex or telecopy, receipt acknowledged, addressed as set forth below or to such other person or persons and/or at such other address or addresses as shall be furnished in writing by any party hereto to the others. Any such notice or communication shall be deemed to have been given as of the date received, in the case of personal delivery, on the date mailed or on the date shown on the receipt or confirmation therefor in all other cases.


        If to               Odwalla, Inc.
        the Company:        120 Stone Pine Road
                            Half Moon Bay, CA 94019
                            Attn: Chief Financial Officer
                            Facsimile: (650) 712-5967


        With a copy to:     Brobeck, Phleger & Harrison LLP
                            One Market Plaza, Spear Street Tower
                            San Francisco, CA 94105
                            Attention:  Scott D. Lester
                            Facsimile:  (415) 442-1010


        To the Investor:    Catterton Simon Partners L.P.
                            Greenwich Office Park
                            Greenwich, CT 06830
                            Attn: Craig Sakin
                            Facsimile: 203-629-4903



        With a copy to:     Latham & Watkins
                            1001 Pennsylvania Avenue, N.W.
                            Washington, D.C.
                            Attn: Eric A. Stern, Esq.
                            Facsimile: 202-637-2201

               20.6. Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

               20.7. Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

               20.8. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

               20.9. Entire Agreement. This Agreement (including the Exhibits hereto, if any) constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

               IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.




                                        ODWALLA, INC.



                                        By:  /s/ D. STEPHEN C. WILLIAMSON
                                            ------------------------------------
                                        Name:  D. Stephen C. Williamson
                                        Title: Chairman and Chief Executive
                                        Officer


                                        INVESTOR:


                                        CATTERTON-SIMON PARTNERS III, L.P.


                                        By: Catterton-Simon   Managing   Partner
                                            III, L.L.C., its General Partner


                                        By:  /s/ CRAIG SAKIN
                                            ------------------------------------
                                               Craig Sakin
                                               Authorized Person

                                   SCHEDULE A


                     LIST OF INVESTORS AND AMOUNTS PURCHASED



        Name of Investor                                  Number of shares
        ----------------                                  ----------------
        Catterton-Simon Partners III, L.P.                1,000,000